                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934
Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-11c or Section 240.14a-12

                             BLACK BOX CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

          ----------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

          ----------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

          ----------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

          ----------------------------------------------------------------------

     (5)  Total fee paid:

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[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

          ----------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

          ----------------------------------------------------------------------

     (3)  Filing Party:

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     (4)  Date Filed:

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

                             BLACK BOX CORPORATION
                                1000 PARK DRIVE
                          LAWRENCE, PENNSYLVANIA 15055
                            ------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON AUGUST 10, 2004

                            ------------------------

To the Stockholders of
Black Box Corporation:

     The Annual Meeting of Stockholders of Black Box Corporation will be held at the offices of the Company at 1000 Park Drive, Lawrence, Pennsylvania 15055 on Tuesday, August 10, 2004, at 12:30 p.m., to consider and act upon the following matters:

     1. The election of six (6) members of the Board of Directors;

     2. The approval of an amendment to the 1992 Company Stock Option Plan to increase the number of shares authorized under the Plan and to limit the number of shares with respect to which options or rights may be awarded to any one person in any given fiscal year;

     3. The approval of an amendment to the 1992 Director Stock Option Plan to increase the number of shares authorized under the Plan; and

     4. Ratification of the appointment of Ernst & Young LLP as the independent registered public accounting firm of the Company for the fiscal year ending March 31, 2005.

     Stockholders also will be asked to consider such other matters as may properly come before the meeting. The Board of Directors has established the close of business on Friday, June 11, 2004, as the record date for the determination of the stockholders entitled to notice of and to vote at the Annual Meeting.

     IT IS REQUESTED, WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, THAT YOU COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE.

                                          BY ORDER OF THE BOARD OF DIRECTORS

                                          Michael McAndrew, Secretary

June 30, 2004

                             BLACK BOX CORPORATION
                                1000 PARK DRIVE
                          LAWRENCE, PENNSYLVANIA 15055
                            ------------------------

                       PROXY STATEMENT FOR ANNUAL MEETING
                                OF STOCKHOLDERS

                                AUGUST 10, 2004

     This proxy statement is being furnished to the holders of the common stock, par value $.001 per share (the "Common Stock"), of Black Box Corporation, a Delaware corporation (the "Company"), in connection with the solicitation by the Board of Directors of the Company (the "Board of Directors" or the "Board") of proxies to be voted at the annual meeting of stockholders (the "Annual Meeting") scheduled to be held on Tuesday, August 10, 2004, at 12:30 p.m., at the offices of the Company at 1000 Park Drive, Lawrence, Pennsylvania 15055, or at any adjournment thereof. This proxy statement and form of proxy were first mailed to stockholders on or about July 2, 2004. A copy of the Company's Annual Report to Stockholders for the fiscal year ended March 31, 2004 is being furnished with this proxy statement.

     Only holders of the Common Stock of record as of the close of business on Friday, June 11, 2004 are entitled to notice of and to vote at the Annual Meeting and any adjournment thereof. On that date, 17,610,233 shares of Common Stock, each entitled to one vote per share, were outstanding.

     All shares of Common Stock represented by valid proxies received by the Secretary of the Company prior to the Annual Meeting will be voted as specified in the proxy. If no specification is made, the shares will be voted FOR the election of each of the Board's nominees to the Board of Directors and each of the other matters submitted by the Board of Directors for vote by the stockholders. Unless otherwise indicated by the stockholder, the proxy card also confers discretionary authority on the Board-appointed proxies to vote the shares represented by the proxy on any matter that is properly presented for action at the Annual Meeting. A stockholder giving a proxy has the power to revoke it any time prior to its exercise by delivering to the Secretary of the Company a written revocation or a duly executed proxy bearing a later date (although no revocation shall be effective until actual notice thereof has been given to the Secretary of the Company), or by attendance at the meeting and voting his or her shares in person.

     Under the Company's Second Restated Certificate of Incorporation, as amended (the "Certificate of Incorporation"), and Amended and Restated By-laws (the "By-laws") and applicable state law, abstentions and broker non-votes (which arise from proxies delivered by brokers and others, where the record holder has not received direction on voting and does not have discretionary authority to vote on one or more matters) are each included in the determination of the number of shares present for purposes of determining a quorum. At the Annual Meeting, directors will be elected by a plurality vote and all other matters will be decided by the affirmative vote of a majority of the votes cast. Abstentions and broker non-votes are not votes cast and will not be included in calculating the number of votes necessary for approval of the matter.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR EACH OF THE NOMINEES NAMED BELOW FOR ELECTION AS DIRECTOR, FOR APPROVAL OF AN INCREASE IN THE NUMBER OF SHARES AUTHORIZED UNDER THE 1992 COMPANY STOCK OPTION PLAN, FOR APPROVAL OF AN INCREASE IN THE NUMBER OF SHARES AUTHORIZED UNDER THE 1992 DIRECTOR STOCK OPTION PLAN AND FOR RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM OF THE COMPANY FOR THE FISCAL YEAR ENDING MARCH 31, 2005.

                             ANNUAL MEETING MATTERS

PROPOSAL 1 - ELECTION OF DIRECTORS

     The Company's By-laws provide that the number of directors constituting the entire Board shall be nine (9), or such other number as shall be fixed by the stockholders or by the Board of Directors. At present, the Board has fixed the number of directors at six (6) members. All directors are independent under the listing standards of the Nasdaq National Market ("Nasdaq"), except for Fred C. Young as a result of his position as the Company's Chief Executive Officer.

     All directors of the Company stand for election each year. The Board has nominated six (6) persons for election to the Board at the Annual Meeting. Therefore, six (6) directors are to be elected at the Annual Meeting to hold office for a term of one (1) year and until their respective successors are elected and qualified, subject to the right of the stockholders to remove any director as provided in the By-laws. The stockholders may fill any vacancy in the office of a director. In the absence of a stockholder vote, a vacancy in the office of a director may be filled by the remaining directors then in office, even if less than a quorum, or by the sole remaining director. Any director elected by the Board of Directors to fill a vacancy shall serve until his successor is elected or until his or her earlier death, resignation or removal. If the Board of Directors increases the number of directors, the Board of Directors may fill any vacancy so created.

     The holders of Common Stock have one vote for each share owned as of the record date in the election of directors. The six (6) nominees receiving the greatest number of affirmative votes will be elected as directors for terms expiring in 2005.

     The persons named as proxies on the enclosed proxy card were selected by the Board of Directors and have advised the Board of Directors that, unless authority is withheld, they intend to vote the shares represented by them at the Annual Meeting for the election of the following nominees to the Board of
Directors: William F. Andrews, Richard L. Crouch, Thomas W. Golonski, Thomas G. Greig, Edward A. Nicholson, Ph.D. and Fred C. Young. Mr. Andrews, Mr. Golonski, Mr. Greig and Mr. Fred Young all presently serve as directors of the Company. William R. Newlin and Brian D. Young, who currently serve as directors, are not seeking reelection. Messrs. Newlin and Brian Young will serve as directors until the Annual Meeting on August 10, 2004.

     The Board of Directors knows of no reason why any nominee for director would be unable to serve as director. If at the time of the Annual Meeting any of the named nominees is unable or unwilling to serve as a director of the Company, the persons named as proxies intend to vote for such substitute as may be nominated by the Board of Directors.

     The following sets forth certain information concerning the Company's nominees for election to the Board of Directors at the Annual Meeting.

     WILLIAM F. ANDREWS, 72, was elected a director of the Company on May 18, 1992. He currently is Chairman of Corrections Corporation of America (private prisons) and Chairman of Katy Industries, Inc. He was Chairman of Scovill Fasteners, Inc. and Northwestern Steel and Wire from 1996 to 2001. Mr. Andrews has been a principal with Kohlberg & Co., a private investment company, since 1995. He is also a director of Corrections Corporation, Katy Industries and Trex Company, Inc., all publicly-held companies.

     RICHARD L. CROUCH, 57, has been nominated by the independent directors upon recommendation of Nominating Committee to serve as director. The Chief Executive Officer initially recommended Mr. Crouch for consideration to the Nominating Committee. Mr. Crouch has been a General Partner with the firm of PricewaterhouseCoopers LLP since 1979, serving as an Audit Partner assigned to principally public companies. He has served in various capacities for the firm, including service as a regional accounting, auditing and SEC services consultant. He will retire from the firm on July 2, 2004.

     THOMAS W. GOLONSKI, 61, was selected to be a director of the Company on February 11, 2003 and was elected by the stockholders on August 12, 2003. Mr. Golonski is Chairman, President and Chief Executive Officer of National City Bank of Pennsylvania and Executive Vice President of National City Corporation since 1996. Mr. Golonski is also a director of several economic development organizations and active in other charitable and financial organizations.

     THOMAS G. GREIG, 56, was elected a director of the Company on August 10, 1999 and appointed as non-executive Chairman of the Board in May 2004. Mr. Greig has been a Managing Director of Liberty Capital Partners, a private equity partnership, since 1998. From 1973 to 1998, Mr. Greig worked in the investment banking industry, principally in the technology investment banking area. Mr. Greig is a director of publicly-held Rudolph Technologies, Inc., a number of privately held companies and a public, not-for-profit foundation.

     EDWARD A. NICHOLSON, PH.D., 64, has been nominated by the independent directors upon recommendation of the Nominating Committee to serve as director. The Chief Executive Officer initially recommended Dr. Nicholson for consideration to the Nominating Committee. Dr. Nicholson has been President of Robert Morris University since 1989 and is also a director of publicly-held Shopsmith Inc. He has served more than 25 businesses and government agencies as a consultant in the areas of long-range planning, organization design and labor relations. He has published numerous articles and co-authored three books. He is also a director of several regional economic, charitable and cultural organizations.

     FRED C. YOUNG, 48, was elected a director of the Company on December 18, 1995, President on May 9, 1997 and Chairman and Chief Executive Officer on June 24, 1998. Mr. Young served as Chairman until May 2004 when Mr. Greig was appointed as non-executive Chairman of the Board. He served as Chief Operating Officer from May 1996 until June 1998 and Chief Financial Officer and Treasurer from 1991 until May 1997 and was Secretary from 1991 until May 1999. He is also a director of Citizens Bank of Pennsylvania.

PROPOSAL 2 - APPROVAL OF INCREASE TO 1992 COMPANY STOCK OPTION PLAN SHARES AND
             LIMIT ON INDIVIDUAL GRANTS

     In November 1992, the Board of Directors and stockholders adopted the 1992 Company Stock Option Plan (the "Employee Plan"). The Employee Plan constitutes a key element of the Company's total compensation program. This plan is designed to motivate key employees of the Company to remain focused on long-term stockholder value performance.

     As a result of the prior grants of stock options under the Employee Plan, the number of shares of Common Stock available for the grant of stock options as of March 31, 2004 was 21,520. In order to maintain the Company's pay-for-performance compensation philosophy, the Board has adopted and proposes that the stockholders approve an amendment to the Employee Plan which will increase the total number of shares available for the grant of stock options under the Employee Plan by 850,000 shares. The aggregate number of shares will increase from 7,450,000 to 8,300,000.

     The Board believes that the increase in the number of shares available for issuance under the Employee Plan will:

     - Strengthen the Company's ability to retain key employees and motivate such employees to remain focused on long-term stockholder value performance.

     - Support the Company's strategy of using stock options as a key component of an employee's total compensation. The Company's philosophy is to be conservative with the cash component of total compensation and tie the at-risk variable portion to overall Company stock performance.

     - Support the intention of the Employee Plan to serve as a post-retirement benefit program. Generally, the Company does not have a Company-funded post-retirement medical benefits program or a defined contribution pension program for any of its key employees. Therefore, the Employee Plan can serve to cover the cost of these types of post-retirement benefits. This program design is consistent with the Company's overall philosophy of pay-for-performance.

     - The Company has analyzed the impact of outstanding stock options, including the proposed increase in the number of shares of Common Stock available for the grant of stock options under the Employee Plan, and has determined that the dilutive impact of outstanding options, including such increase, is within certain investor-based guidelines and lower than the average dilutive impact for companies in its industry group.

     - As of March 31, 2004, 66% of the total outstanding options granted to current employees were vested. Consequently, the Board believes that the key employees continue to retain their options as they are personally committed to the Company's long-term profit goals and subsequent opportunity for stock appreciation, thereby aligning their financial goals with those of the stockholders. Because of the retention of vested options, the number of shares outstanding attributable to the Employee Plan is higher than if employees were to have exercised such options and sold the shares.

     For the above stated reasons, the Board believes that the proposed increase is appropriate.

     In addition, the Employee Plan is to be amended to provide that no person may receive options or rights under the Employee Plan for more than 500,000 shares in any given fiscal year.

     The affirmative vote of a majority of the votes cast in person or by proxy at the Annual Meeting is required to approve these amendments to the Employee Plan. Unless otherwise directed by the stockholders, proxies will be voted for this proposal.

     Because one of the executive officers, as a member of the Board of Directors, is eligible to receive awards under the Employee Plan, he may be deemed to have a personal interest in the adoption of this proposal.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR APPROVAL OF PROPOSAL 2.

PROPOSAL 3 - APPROVAL OF INCREASE TO 1992 DIRECTOR STOCK OPTION PLAN SHARES

     In November 1992, the Board of Directors and stockholders adopted the 1992 Director Stock Option Plan (the "Director Plan"). The Director Plan constitutes a key element of the Company's incentive program that is utilized to attract and retain the services of persons capable of filling director positions of the Company.

     As a result of the prior grants of stock options under the Director Plan, the number of shares of Common Stock available for the grant of stock options as of March 31, 2004 was 15,883. In order to maintain the Company's incentive plan to attract and retain directors, the Board has adopted and proposes that the stockholders approve an amendment to the Director Plan which will increase the total number of shares available for the grant of stock options under the Director Plan by 40,000 shares. The aggregate number of shares will increase from 210,000 to 250,000.

     The Board believes the increase in the number of shares available for issuance under the Director Plan will:

     - Maintain the Company's ability to attract and retain directors capable of filling such positions.

     - Support the Company's philosophy of using at-risk, variable compensation as a key component of a director's total compensation. This enables the Company to remain conservative relative to the fixed fees paid to directors.

     - The Company has analyzed the impact of outstanding stock options, including the proposed increase in the number of shares of Common Stock available for the grant of stock options under the Director Plan, and has determined that the dilutive impact of outstanding options, including such increases, is within certain investor-based guidelines and lower than the average dilutive impact for companies in its industry group.

     The affirmative vote of a majority of the votes cast in person or by proxy at the Annual Meeting is required to approve the amendment to the Director Plan. Unless otherwise directed by the stockholders, proxies will be voted for this proposal.

     Because non-employee Directors are eligible to receive awards under the Director Plan, each of them may be deemed to have a personal interest in the adoption of this proposal.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR APPROVAL OF PROPOSAL 3.

PROPOSAL 4 - RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     In May 2004, the Board of Directors, upon recommendation of the Audit Committee, appointed Ernst & Young LLP as the independent registered public accounting firm of the Company for the fiscal year ending March 31, 2005. As a sound governance matter, the Board has determined to submit the appointment to stockholders for ratification at the Annual Meeting. The affirmative vote of a majority of the votes cast in person or by proxy at the Annual Meeting is required for the ratification by the Company's stockholders of such appointment.

     Unless otherwise directed by the stockholders, proxies will be voted for the ratification of the appointment of Ernst & Young LLP as independent registered public accounting firm of the Company for the fiscal year ending March 31, 2005. In the event that this appointment is not ratified by the stockholders, the Audit Committee will consider this vote in determining its future appointment of the Company's independent registered public accounting firm. Even if the appointment is ratified, the Audit Committee in its discretion may change the appointment at any time during the year if it determines that such change would be in the best interests of the Company and its stockholders.

     A representative of Ernst & Young LLP is expected to be present at the Annual Meeting, will not be making a statement but will be available to respond to appropriate questions.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR APPROVAL OF PROPOSAL 4.

                BOARD OF DIRECTORS AND CERTAIN BOARD COMMITTEES

     The Company's Board of Directors held four meetings during the fiscal year ended March 31, 2004 ("Fiscal 2004"). During Fiscal 2004, each director attended at least 75% of the meetings of the board and each committee on which such director served.

     During Fiscal 2004, directors who were not employees of the Company received directors' fees of $7,500 per annum, paid quarterly, and an additional fee of $375 for each meeting of the Board of Directors attended in person. In November 2003, the non-employee directors were each granted an option to purchases 6,000 shares under the Company's Director Stock Option Plan. In addition, the Company maintains directors' and officers' liability insurance. Effective March 3, 2004, Audit Committee members receive a fee of $1,500 for each meeting of the Audit Committee attended in person or by phone. Effective May 11, 2004, in addition to the per annum director's fee, the non-executive Chairman of the Board receives an annual fee of $60,000, paid quarterly.

     Stockholders can communicate with the Board of Directors or to individual members of the Board by writing to the Company's Secretary at: Black Box Corporation, 1000 Park Drive, Lawrence, Pennsylvania 15055.

     The Board of Directors has four standing committees: the Audit Committee, the Compensation Committee, the Nominating Committee and the Governance Committee.

AUDIT COMMITTEE

     The Board has an Audit Committee consisting of Thomas W. Golonski as chair, Thomas G. Greig and Brian D. Young. Each member of the Audit Committee is independent under Nasdaq's listing standards for audit committee members.

     The Audit Committee's duties include the sole authority and direct responsibility over the selection (subject to stockholder ratification if the Committee so elects), evaluation, retention and replacement of the Company's independent auditors. The Committee also has responsibility for determining the compensation and other terms of engagement of such independent auditors.

     The Audit Committee has such other duties and responsibilities as are set forth in its written charter, a copy of which is attached to this Proxy Statement as Annex A. Theses duties and responsibilities include pre-approval of all audit services and permitted non-audit services, oversight of the independent auditors, review of financial statements and SEC filings, review of the lead audit partner, review of the auditors' independence, discussions with the auditors regarding the planning and scope of the audit, discussions regarding the Company's internal controls over financial reporting and the establishment of procedures for the receipt, retention and treatment of complaints regarding accounting, internal controls and auditing and the confidentiality thereof.

     The Audit Committee pre-approved all independent auditors' fees for the Fiscal 2004 financial audit and future non-audit services, primarily assistance with tax compliance and planning.

     The Board of Directors has determined that all of the members of the Audit Committee, Mr. Thomas W. Golonski, Mr. Thomas G. Greig and Mr. Brian D. Young, qualify as audit committee financial experts within the meaning of Securities and Exchange Commission ("SEC") regulations and that they have the requisite level of financial sophistication required under Nasdaq's listing standards. The Board of Directors also has determined that Messrs. Golonski, Greig and Brian Young are independent within the meaning of Item 7(d)(3)(iv) of Schedule 14A contained in the SEC's proxy rules.

     The Audit Committee met six times in Fiscal 2004.

COMPENSATION COMMITTEE

     The Board has a Compensation Committee, consisting of Thomas G. Greig as chair, Thomas W. Golonski and William R. Newlin. The Compensation Committee is responsible for reviewing and recommending to the Board of Directors the total compensation of the executive officers of the Company. The Committee also administers the Company's stock option plans.

     The Compensation Committee operates under a written charter adopted by the Board of Directors, a copy of which is attached to this Proxy Statement as Annex B.

     The Compensation Committee met three times in Fiscal 2004.

NOMINATING COMMITTEE

     The Company has a Nominating Committee consisting of Brian D. Young as chair, William F. Andrews and William R. Newlin. Each member of the Nominating Committee is independent under Nasdaq's listing standards.

     The duties of the Nominating Committee are to identify and evaluate potential candidates for any Board vacancies, including any individuals recommended by committee members, other Board members, the Company's management or current stockholders of the Company or identified by third-party executive search firms, recommend to the Board individuals to be nominated for election as directors by the stockholders at the Company's annual meeting and, from time to time, recommend to the Board individuals to be elected by the Board to fill Board vacancies.

     The Nominating Committee considers the independence, experience relative to the business of the Company and the needs of the Board, diversity and the ability to represent stockholders in evaluating potential nominees. Potential Board members should show a willingness to fully participate in Board meetings, a proven track record of career accomplishments, the ability to make sound judgments and leadership qualities.

     It is the Nominating Committee's policy to consider stockholder proposals for nominees that are nominated in accordance with the Company's Certificate of Incorporation, By-laws and other applicable laws, including the rules and regulations of the SEC and any stock market on which the Company's stock is listed for trading or quotation. Generally, such recommendations made by a stockholder entitled to notice of, and to vote at, the meeting at which such proposed nominee is to be considered, are written and are received by the Secretary of the Company within a prescribed time period prior to the annual or special meeting. See

"Stockholder Nominations and Proposals" for a description of the procedures to be followed in order to submit a recommendation for a nominee.

     The Nominating Committee operates under a written charter adopted by the Board of Directors. A copy of the Board's Nominating Committee Charter is attached to this Proxy Statement as Annex C.

     The Nominating Committee met twice in Fiscal 2004.

GOVERNANCE COMMITTEE

     The Company has a Governance Committee, consisting of William R. Newlin as chair, William F. Andrews and Brian D. Young. The Governance Committee is responsible for reviewing, on an ongoing basis, the corporate governance practices and principles established and implemented by the Board and management for the Company, monitoring trends and regulatory requirements in corporate governance and recommending to the Board any changes in the Company's corporate governance practices and functions based upon such trends and regulatory requirements. The Governance Committee is also responsible for reviewing and recommending to the Board of Directors compensation to be provided to Board members.

     The Committee monitors the corporate governance scoring for the Company as developed by Institutional Shareholder Services ("ISS"), an independent service. The ISS Corporate Governance Quotient score for Black Box as of May 2004 indicated that the Company outperformed 69.3% of the companies in the Standard & Poors 600 Index and 86.2% of the companies in the technology hardware and equipment group.

     The Governance Committee believes the annual meetings held by the Company are appropriate for stockholder communications with the Board of Directors. The Governance Committee strongly encourages board member attendance at all meetings, including annual meetings with stockholders. All directors, except for Brian D. Young, attended the annual meeting of stockholders held in August 2003.

     The Governance Committee operates under a written charter adopted by the Board of Directors, a copy of which is attached to this Proxy Statement as Annex D.

     The Governance Committee met twice in Fiscal 2004.

                  EXECUTIVE COMPENSATION AND OTHER INFORMATION

SUMMARY OF CASH AND CERTAIN OTHER COMPENSATION

     The following table sets forth all cash compensation paid by the Company and its subsidiaries, as well as other compensation paid or accrued, to the Company's chief executive officer and to the other executive officers of the Company at the end of Fiscal 2004 whose annual salary and bonus in Fiscal 2004 exceeded $100,000 (the "Named Executive Officers") for each of Fiscal 2002, 2003 and 2004, respectively. Such compensation was paid for services rendered in all capacities to the Company and its subsidiaries:

                           SUMMARY COMPENSATION TABLE

                                                                        ANNUAL            LONG-TERM
                                                                     COMPENSATION        COMPENSATION
                                                                 --------------------    ------------
                                                                                            AWARDS
                                                                                            ------
                                                                                          SECURITIES
                                                                                          UNDERLYING      ALL OTHER
NAME AND PRINCIPAL POSITION                              YEAR    SALARY        BONUS       OPTIONS       COMPENSATION
---------------------------                              ----    ------        -----       -------       ------------
                                                                   ($)          ($)          (#)             ($)
Fred C. Young..........................................  2004    474,994(1)   100,000      100,000          13,990(2)
  Chief Executive Officer                                2003    447,591      200,200      145,000          13,212(2)
                                                         2002    447,591          -0-      195,000           8,150(2)
Kathleen Bullions......................................  2004    200,000      100,000       60,000          13,051(2)
  Senior Vice President --                               2003    177,692      100,200       60,000          12,694(2)
  North America                                          2002    150,769          -0-       50,000           7,557(2)
Roger E. M. Croft......................................  2004    228,619(3)   100,000       35,000          92,412(3)(4)
  Senior Vice President --                               2003    224,223(3)    75,000       30,000          93,986(3)(4)
  Europe and Latin America                               2002    219,826(3)       -0-       30,000          80,291(3)(4)
Michael McAndrew.......................................  2004    125,000       31,500       20,000          13,449(2)
  Vice President, Chief Financial Officer,               2003    102,606       30,200       20,000          11,670(2)
  Treasurer and Secretary                                2002     83,269       22,561       15,000          11,253(2)
Francis W. Wertheimber.................................  2004    242,575(3)   100,000       35,000          13,875(3)(5)
  Senior Vice President --                               2003    242,575(3)    75,000       30,000          15,022(3)(5)
  Pacific Rim/Far East                                   2002    222,361(3)       -0-       25,000          15,022(3)(5)

---------------

(1) Annual salary was not increased from prior year. Lower salaries in 2003 and 2002 reflect participation in a salary forfeiture program.

(2) Represents amounts accrued by the employer for the individual under the 401(k) plan of the Company and payments for life insurance premiums.

(3) Represents local currencies converted to U.S. dollars at March 31, 2004 exchange rates.

(4) Represents amounts paid by the employer for the individual under a plan similar to a 401(k) plan and for automobile expenses.

(5) Represents amounts paid by the employer for the individual for automobile expenses.

STOCK OPTION PLANS

     The Board of Directors and stockholders of the Company have adopted the Company's 1992 Stock Option Plan, as amended (the "Employee Plan"), and have authorized the issuance of options and stock appreciation rights covering up to 7,450,000 shares of Common Stock under this plan (subject to appropriate adjustments in the event of stock splits, stock dividends and similar dilutive events). Options and stock appreciation rights may be granted under the Employee Plan to key salaried and hourly employees (including those who may also be directors but who are not members of the Compensation Committee) of the Company and its subsidiaries.

     The Board of Directors and stockholders have also adopted the Company's 1992 Director Stock Option Plan, as amended (the "Director Plan"), and have authorized the issuance of options and stock appreciation rights covering up to 210,000 shares of Common Stock under this plan (subject to appropriate adjustments in the event of stock splits, stock dividends and similar dilutive events). Under the Director Plan, the Compensation Committee may grant options and stock appreciation rights to non-employee Directors of the Company.

     The following table sets forth information concerning the stock options granted to each of the Company's Named Executive Officers in Fiscal 2004:

                       OPTION GRANTS IN LAST FISCAL YEAR

                                                                                             POTENTIAL REALIZABLE VALUE AT
                                                                                          ASSUMED ANNUAL RATES OF STOCK PRICE
                                                    INDIVIDUAL GRANTS                      APPRECIATION FOR OPTION TERM (1)
                                   ----------------------------------------------------   -----------------------------------
                                   NUMBER OF     % OF TOTAL
                                   SECURITIES     OPTIONS
                                   UNDERLYING    GRANTED TO
                                    OPTIONS     EMPLOYEES IN   EXERCISE OR   EXPIRATION
NAME                                GRANTED     FISCAL YEAR    BASE PRICE       DATE          5%                     10%
----                                -------     -----------    ----------       ----          --                     ---
                                      (#)           (%)         ($/SHARE)                     ($)                    ($)
Fred C. Young....................   100,000         11.4%         40.55       10/01/13      2,550,168(2)            6,462,626(3)
Kathleen Bullions................    60,000          6.8%         40.55       10/01/13      1,530,101(2)            3,877,575(3)
Roger E. M. Croft................    35,000          4.0%         40.55       10/01/13        892,559(2)            2,261,919(3)
Michael McAndrew.................    20,000          2.3%         40.55       10/01/13        510,034(2)            1,292,525(3)
Francis W. Wertheimber...........    35,000          4.0%         40.55       10/01/13        892,559(2)            2,261,919(3)
All Stockholders.................                                                         455,442,467(2)(4)     1,154,181,646(3)(4)

---------------

(1) Assumes, from the date of grant of the option through its ten year expiration date, a hypothetical 5% and 10% per year appreciation (compounded annually) in the fair market value of the Common Stock. The 5% and 10% rates of appreciation are set by the SEC and, therefore, are not intended to forecast possible future appreciation, if any, in the Common Stock. If the Common Stock does not increase in value from the date of grant of the stock option, such option would be valueless.

(2) Assuming the exercise price of $40.55 per share appreciates at 5% per annum, the fair market value of the Common Stock after 10 years is $66.05 per share.

(3) Assuming the exercise price of $40.55 per share appreciates at 10% per annum, the fair market value of the Common Stock after 10 years is $105.18 per share.

(4) Represents assumed appreciation in market value of shares of Common Stock outstanding as of March 31, 2004 over a term of 10 years, measured from such date.

     The following table sets forth information with respect to each of the Company's Named Executive Officers concerning the exercise of options during Fiscal 2004 and unexercised options held as of March 31, 2004:

              AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND
                         FISCAL YEAR-END OPTION VALUES

                                                                NUMBER OF
                                                               SECURITIES             VALUE OF
                                                               UNDERLYING           UNEXERCISED
                                                               UNEXERCISED          IN-THE-MONEY
                              SHARES ACQUIRED   NET VALUE      OPTIONS AT            OPTIONS AT
            NAME                ON EXERCISE     REALIZED     FISCAL YEAR END    FISCAL YEAR END (1)
            ----                -----------     --------     ---------------    -------------------
                                    (#)            ($)       (# EXERCISABLE/      ($ EXERCISABLE/
                                                            # UNEXERCISABLE)      $ UNEXERCISABLE)
Fred C. Young...............      140,000       5,510,013   1,261,733/261,667   29,109,765/2,945,117
Kathleen Bullions...........       20,000         666,167     280,483/116,667    6,004,881/1,336,033
Roger E. M..................          -0-             -0-     145,149/65,000       2,326,838/752,450
Michael McAndrew............       11,480         297,977      47,717/38,333         792,256/649,750
Francis W. Wertheimber......       77,335       2,045,828      73,437/63,333         742,677/730,667

---------------

(1) This Value of Unexercised In-the-Money Options represents the difference between the March 31, 2004 closing stock price of $53.44 and the option cost for all exercisable and unexercisable options.

                      REPORT OF THE COMPENSATION COMMITTEE

MEMBERSHIP AND ROLE OF COMPENSATION COMMITTEE

     The Compensation Committee of the Board of Directors consisted of Thomas G. Greig as chair, Thomas W. Golonski and William R. Newlin. The Compensation Committee is charged with administering the Company's compensation programs for executive officers, including fixed compensation and incentive compensation plans, including the Company's stock option plans. The Company believes that its total executive compensation package should be designed to facilitate the achievement of short- and long-range Company goals, to recognize individual executive performance and contribution, and to promote increased value creation for the Company's stockholders. To this end, the Company and the Compensation Committee seek to:

     - Hire, train, develop, compensate and retain the highest quality executives possible for the Company's success.

     - Reward executives for outstanding contributions to the achievement of the Company's goals and overall success.

     - Provide incentives for executives to align their goals with those of the stockholders through a pay-for-performance philosophy in the form of fixed and at risk, variable compensation.

ANNUAL EXECUTIVE COMPENSATION

     The annual compensation for executives is paid based upon performance, experience, the requirements of the position and the executive's relative ability to impact the Company's overall success. The Company and the Compensation Committee believe that the annual compensation paid to the Company's executives has historically been competitive with that paid to executives in the industry. In making compensation decisions, the Company has relied upon its Board of Directors and the Compensation Committee's collective knowledge of the industry and the functions that Company executives perform.

     The primary goals for executives, in their own respective positions, are to help the Company achieve its annual profit and cash flow targets. Fixed salaries for the executives are reviewed by the Compensation Committee on an annual basis and may be increased or decreased based upon the Compensation Committee's decision that they are competitive in the industry, and/or that a particular executive's contributions to the Company have been significant during the year. In making its decision, the Compensation Committee will also consider the amount of each executive's overall compensation, which is in the form of base salary versus compensation that is at-risk.

     Included in total compensation is at-risk incentive compensation. Generally, the incentive compensation payments are made as a percentage of fixed salaries. Any payments are subject to approval by the Board of Directors on an annual basis.

EMPLOYMENT AGREEMENT

     In May 2004, the Company entered into an agreement with Fred C. Young. The agreement generally provides for certain benefits to Mr. Young in the event that his employment is terminated within three years of a change of control either by
(a) the Company for other than cause, death, disability or retirement or (b) Mr. Young's resignation for good reason. A change of control is deemed to occur if it is reportable as such by SEC rules or if 20% or more of the Company's stock is acquired, or 51% or more of its stock is issued in a merger or substantially all assets are sold.

     Mr. Young is also entitled to receive the benefits upon termination by him of his employment for any reason during a 30-day period commencing six months after a change in control.

     Additionally, Mr. Young will receive the benefits if (a) he is terminated by the Company for other than cause, death, disability or retirement, or (b) upon his resignation, if the Board of Directors removes or fails to reelect him to the chief executive officer position or otherwise reduces the power and status of such position at any time other than at a time when he could have been terminated for cause. The agreement defines cause as his deliberate and intentional failure to devote his best efforts to the performance of duties, conviction of criminal fraud or a felony involving moral turpitude, gross misconduct materially and demonstrably damaging to the Company, continuing failure after notice to adhere to the nondisclosure and noncompete portions of the agreement and willful failure to follow instructions of the Board. Good reason is defined as the failure of the Company to have any successor assume the agreement and the occurrence of any of the following after a change in control: the assignment of new duties materially and substantially inconsistent with prior duties and/or a material change in reporting responsibilities, reduction in base salary, failure to continue comparable incentive compensation, failure to continue comparable stock option and other fringe benefits, relocation beyond 50 miles and any purported termination other than for disability or retirement or made without a specified written notice of termination.

     The benefits provided by the agreement generally equal three years of annual base salary, annualized long-term incentive plan payments, other cash bonuses and medical insurance or similar benefit plans ("Benefits"). In addition, all of Mr. Young's unvested options shall vest and remain outstanding for their stated term if (a) Mr. Young is entitled to the Benefits upon his termination as discussed above, (b) in the event of death or (c) if he terminates his employment after May 11, 2007 at any time other than at a time when he could have been terminated for cause.

     The original term of the agreement is five years with an evergreen renewal on a one-year basis thereafter absent notice of nonrenewal six months prior to the renewal date.

COMPANY STOCK OPTION PLAN

     In Fiscal 1993, the Company's Board of Directors and stockholders approved the Employee Plan, pursuant to which the Compensation Committee may grant stock options to key employees, including those who may be executive officers of the Company. This plan was amended in Fiscal 1995 through Fiscal 2004 pursuant to stockholder votes to increase the number of shares available for the grant of options thereunder. Information with respect to the options granted to the Named Executive Officers in Fiscal 2004 is set forth in the table entitled "Option Grants in Last Fiscal Year" appearing elsewhere in this proxy statement. The Compensation Committee believes that the options granted are consistent with the Company's overall compensation policies and the individual compensation packages of each Named Executive Officer.

     The Employee Plan requires that all options have an exercise price of not less than the fair market value of the stock on the date of grant of the option.

CHIEF EXECUTIVE OFFICER'S COMPENSATION ANALYSIS

     In determining the total compensation for Fred C. Young, CEO of the Company, the Compensation Committee used the same criteria described above in the opening paragraphs of the Annual Executive Compensation section.

     The Compensation Committee believes that the total compensation for Mr. Young was appropriate for Fiscal 2004 because of the overall performance of the Company, his individual performance and comparable executive compensation in the industry.

SUMMARY

     The Company's total compensation plan is predicated on the Committee's and the Company's belief that executives contribute to stockholder returns by maximizing profits and cash flow.

     The Committee believes that the total compensation paid to its executives for Fiscal 2004 was reasonable in view of the Company's performance relative to the overall industry.

                                          COMPENSATION COMMITTEE:
                                          Thomas W. Golonski
                                          Thomas G. Greig
                                          William R. Newlin

            REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

     The following is the report of the Audit Committee with respect to the Company's audited financial statements for the fiscal year ended March 31, 2004, included in the Company's Annual Report on Form 10-K. The information contained in this report shall not be deemed to be "soliciting material" or to be "filed" with the Securities and Exchange Commission, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates it by reference in such filing.

MEMBERSHIP AND ROLE OF AUDIT COMMITTEE

     During Fiscal 2004, the Audit Committee consisted of the following members of the Company's Board of Directors: Thomas W. Golonski, as chair, Thomas G. Greig and Brian D. Young. Each of the members of the Audit Committee is independent as defined under Nasdaq's listing standards. The Audit Committee operates under a written charter adopted by the Board of Directors.

REVIEW WITH MANAGEMENT

     The Audit Committee has reviewed and discussed the Company's audited financial statements with management.

REVIEW AND DISCUSSIONS WITH INDEPENDENT REGISTERED ACCOUNTING FIRM

     The Audit Committee has discussed with Ernst & Young LLP, the Company's independent accountants for Fiscal 2004, the matters required to be discussed by SAS 61 (Codification of Statements on Accounting Standards) which includes, among other items, matters related to the conduct of the audit of the Company's financial statements.

     The Audit Committee has also received written disclosures and the letter from Ernst & Young LLP required by Independence Standards Board Standard No. 1 (which relates to the accountant's independence from the Company and its related entities) and has discussed with Ernst & Young LLP their independence from the Company.

CONCLUSION

     Based on review and discussions referred to above, the Committee recommended to the Company's Board that the Company's audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended March 31, 2004.

                                          AUDIT COMMITTEE:
                                          Thomas W. Golonski
                                          Thomas G. Greig
                                          William R. Newlin

                               PERFORMANCE GRAPH

     The graph below represents and compares the value, through March 31, 2004, of a hypothetical investment of $100 made on March 31, 1999, in each of (i) the Company's Common Stock, (ii) the S&P Small Cap 600, (iii) the Russell 2000 Group, and (iv) the Nasdaq Market Index, assuming the reinvestment of dividends in each case:

                                             BLACK BOX
                                            CORPORATION         S&P SMALL CAP 600     NASDAQ MARKET INDEX     RUSSELL 2000 GROUP
                                            -----------         -----------------     -------------------     ------------------
3/99                                           100.00                 100.00                 100.00                 100.00
3/00                                           223.34                 130.70                 198.50                 137.29
3/01                                           143.75                 129.02                  76.58                 116.25
3/02                                           156.19                 157.37                  59.96                 132.51
3/03                                            95.84                 118.32                  49.22                  96.78
3/04                                           173.66                 185.16                  76.27                 158.55

          COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     From February 1989 until January 1992, Brian D. Young, a current member of the Compensation Committee, was a partner in Odyssey Partners, at that time the Company's controlling stockholder, and served as President of MB Holdings, Inc. MB Holdings, of which the Company is a successor, was at that time the holding company for MICOM Communications Corp. and its subsidiaries as well as Black Box Corporation and its subsidiaries. Each of MICOM and Black Box had separate management teams responsible for the operating performance of that entity that reported to the holding company management on behalf of its investors. Subsequent to January 1992, the Company effected its initial public offering and spun-off MICOM. While, technically, Brian D. Young was the President of the predecessor to the Company, he did not have day-to-day management over the operating companies, including Black Box. In addition, Brian D. Young and Fred
C. Young, Chief Executive Officer, are not related to each other.

                      EQUITY PLAN COMPENSATION INFORMATION

     The following table sets forth information about the Company's equity compensation plans for employees as of March 31, 2004:

                                             (A)                       (B)                        (C)
                                                                                          NUMBER OF SECURITIES
                                                                                        REMAINING AVAILABLE FOR
                                  NUMBER OF SECURITIES TO BE     WEIGHTED-AVERAGE     FUTURE ISSUANCE UNDER EQUITY
                                   ISSUED UPON EXERCISE OF      EXERCISE PRICE OF          COMPENSATION PLANS
                                     OUTSTANDING OPTIONS,      OUTSTANDING OPTIONS,      (EXCLUDING SECURITIES
             PLANS                   WARRANTS AND RIGHTS       WARRANTS AND RIGHTS      REFLECTED IN COLUMN (A))
             -----                --------------------------   --------------------   ----------------------------
Equity compensation plans
  approved by security
  holders.......................          4,251,509(1)                $36.35                     21,520
Equity compensation plans not
  approved by security
  holders.......................                -0-                      -0-                        -0-
                                          ---------                   ------                     ------
Total...........................          4,251,509                   $36.35                     21,520
                                          =========                   ======                     ======

---------------

(1) Includes both vested and unvested options.

                SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

     The following table sets forth information publicly available to the Company, as of March 31, 2004, regarding the beneficial ownership of the Company's Common Stock by all those, other than Fred C. Young (whose information is disclosed in the Security Ownership of Management table set forth below), known by the Company to be beneficial owners of more than five percent of its outstanding Common Stock:

                                                              NUMBER OF    PERCENT OF
                                                               SHARES      SHARES (7)
                                                              ---------    ----------
FMR Corp. (1)...............................................  2,336,550       13.1%
  82 Devonshire Street, Boston, MA 02109
T. Rowe Price Associates, Inc. (2)..........................  1,730,770        9.8%
  100 East Pratt Street, Baltimore, MD 21202
Neuberger Berman, LLC (3)...................................  1,682,638        9.4%
  605 Third Avenue, New York, NY 10158
Kayne Anderson Rudnick Investment Management, LLC (4).......  1,531,361        8.6%
  1800 Avenue of the Stars, Los Angeles, CA 90067
Private Capital Management, Inc. (5)........................  1,000,889        5.6%
  8889 Pelican Bay Blvd., Suite 500, Naples, FL 34108
Alex Brown Investment Management (6)........................    986,230        5.5%
  217 E. Redwood St., Suite 1400, Baltimore, MD 21202

---------------

(1) Includes 2,244,585 shares beneficially owned by Fidelity Management & Research Company ("Fidelity"), a wholly owned subsidiary of FMR Corp. and a registered investment adviser, of which 2,025,025 shares are owned by one investment company, Fidelity Low-Priced Stock Fund. Edward C. Johnson 3d, FMR Corp. and the funds each has sole power to dispose of the 2,244,585 shares owned by the funds. Neither FMR Corp. nor Edward C. Johnson 3d, Chairman of FMR Corp., has the sole power to vote or direct the voting of the shares owned directly by the funds, which power resides with the funds' Boards of Trustees. Fidelity carries out the voting of the shares under written guidelines established by the funds' Boards of Trustees. Also includes 91,965 shares beneficially owned by Fidelity Management Trust Company, a wholly owned bank subsidiary of FMR Corp., serving as investment manager of certain institutional accounts. Edward C. Johnson 3d and FMR Corp. each has sole power to dispose of the 91,965 shares owned by the institutional accounts and sole power to vote or direct the voting of these shares. This information is derived from FMR Corp.'s Schedule 13G, filed on February 17, 2004.

(2) These securities are owned by various individuals and institutional investors for which T. Rowe Price Associates, Inc. ("Price Associates") serves as investment adviser with power to direct investments and/or sole power to vote the securities. For purposes of the reporting requirements of the Securities Exchange Act of 1934, Price Associates is deemed to be a beneficial owner of such securities; however, Price Associates expressly disclaims that it is, in fact, the beneficial owner of such securities. This information is derived from a letter received from Price Associates in February 2004 and Price Associates' Schedule 13G, filed on February 4, 2004.

(3) Neuberger Berman, LLC, an affiliate of Neuberger Berman, Inc., is deemed to be a beneficial owner since it has shared power to make decisions whether to retain or dispose, and in some cases, the sole power to vote the securities of many unrelated clients. Neuberger Berman Genesis Fund Portfolio is the beneficial owner of 1,155,800 shares. Neuberger Berman, LLC and Neuberger Berman Management, Inc. are deemed to be beneficial holders of these shares since they both have shared power to make decisions whether to retain or dispose of the securities. Neuberger Berman, LLC and Neuberger Berman Management, Inc. serve as sub-adviser and investment manager, respectively, of Neuberger Berman Genesis Fund Portfolio, which holds such shares in the ordinary course of its business. This information is derived from Neuberger Berman, LLC's Schedule 13G, filed on February 13, 2004.

(4) Kayne Anderson Rudnick Investment Management, LLC is a registered investment adviser. This information is derived from Kayne Anderson Rudnick Investment Management, LLC's Schedule 13G, filed on February 5, 2004.

(5) Private Capital Management, Inc. is a registered investment adviser. Bruce
    S. Sherman, CEO, and Gregg J. Powers, President, of Private Capital Management exercise shared dispositive and shared voting power with respect to shares held by Private Capital Management's clients and managed by Private Capital Management, however, they disclaim beneficial ownership of such shares and the existence of a control group. This information is derived from Private Capital Management's Schedule 13G, filed on February 13, 2004.

(6) Alex Brown Investment Management is a registered investment adviser. This information is derived from Alex Brown Investment Management's Schedule 13G, filed on February 17, 2004.

(7) Based on 17,859,330 shares outstanding as of March 31, 2004.

                        SECURITY OWNERSHIP OF MANAGEMENT

     The following table sets forth certain information available to the Company, as of March 31, 2004, regarding the shares of the Company's Common Stock beneficially owned by (i) each of the Company's directors and nominees for director; (ii) each of the Company's Named Executive Officers; and (iii) all directors and executive officers of the Company as a group.

                                                              NUMBER OF   PERCENT OF
                                                               SHARES     SHARES (5)
                                                              ---------   ----------
William F. Andrews (1)......................................     43,003         *
Kathleen Bullions (2).......................................    284,484       1.6
Roger E. M. Croft (2).......................................    145,150         *
Richard L. Crouch...........................................          0        --
Thomas W. Golonski (1)......................................      2,166         *
Thomas G. Greig (1).........................................     21,003         *
Michael McAndrew (2)........................................     47,718         *
William R. Newlin (1)(3)....................................     46,289         *
Edward A. Nicholson, Ph.D. .................................          0        --
Francis W. Wertheimber (2)..................................     73,438         *
Brian D. Young (1)..........................................     39,336         *
Fred C. Young (2)...........................................  1,272,638       7.1
                                                              ---------
All directors and executive officers
  listed above, as a group of 10 persons (4)................  1,975,225      11.1

---------------

(1) Includes for Mr. Andrews, Mr. Golonski, Mr. Greig, Mr. Newlin, and Mr. Brian
    D. Young: 33,003, 1,666, 15,002, 33,002 and 26,335 shares, respectively, pursuant to rights to acquire such shares as a result of vested options, as of May 30, 2004, granted pursuant to the Director Plan.

(2) Includes for Ms. Bullions, Mr. Croft, Mr. McAndrew, Mr. Wertheimber and Mr. Fred C. Young: 280,483, 145,149, 47,717, 73,437 and 1,261,733 shares, respectively, pursuant to rights to acquire such shares as a result of vested options, as of May 30, 2004, granted under the Employee Plan.

(3) Until November 2003, Mr. Newlin served as Chairman and Chief Executive Officer of Buchanan Ingersoll PC (attorneys at law). The Company engaged Buchanan Ingersoll PC to perform legal services during Fiscal 2004 and Fiscal 2005.

(4) Includes for all directors and named executive officers as a group 1,917,526 shares pursuant to rights to acquire such shares as a result of vested options granted under the Employee Plan and the Director Plan.

(5) Based on 17,859,330 shares outstanding as of March 31, 2004.

     The difference between the amounts set forth in the above table and the amounts indicated in the footnotes are shares owned outright either directly or indirectly.

 *  Represents less than 1% of the Common Stock outstanding.

                   SUMMARY OF 1992 COMPANY STOCK OPTION PLAN

     The following description is not a complete statement of the Employee Plan and is qualified in its entirety by reference to the complete text of the Employee Plan, a copy of which is available from the Company upon request. The description set forth below does not include any of the proposed amendments to the plan being voted on at the Annual Meeting.

     ADMINISTRATION. The Employee Plan is administered by a committee consisting of at least two directors of the Company who are appointed by and serve at the pleasure of the Board of Directors (the "Committee"). The Committee, from time to time at its discretion, makes determinations with respect to the persons who shall be granted options ("Options") or stock appreciation rights ("Rights"), the number of shares of the Common Stock that may be purchased pursuant to such Options or Rights and the designation of Options as Incentive Stock Options or Non-Qualified Stock Options, as defined below. The interpretation and construction by the Committee of any provisions of the Employee Plan or of an Option or Right granted thereunder is binding and conclusive on all optionees and on their legal representatives and beneficiaries.

     TYPES OF OPTIONS. The Committee, in its discretion, may grant Options to purchase shares of Common Stock either in the form of incentive stock options ("Incentive Stock Options") qualified as such under the Internal Revenue Code of 1986, as amended (the "Code"), or other options ("Non-Qualified Stock Options"), as designated in the optionee's stock option agreement. Historically, the Company has only granted Non-Qualified Stock Options.

     RIGHTS. The Committee, in its discretion, may grant Rights either alone, simultaneously with the grant of an Incentive Stock Option or Non-Qualified Stock Option and in conjunction therewith, or subsequent to the grant of a Non-Qualified Stock Option and in conjunction therewith or in the alternative thereto.

     ELIGIBILITY. Any key salaried or hourly employee who is not a member of the Committee may be granted Incentive Stock Options, Non-Qualified Stock Options or Rights under the Employee Plan until November 30, 2012.

     EXERCISE PRICE. The Committee shall determine the exercise price for each Option or Right granted under the Employee Plan, provided however, that the exercise price: (1) in the case of an Incentive Stock Option granted to an employee, other than an employee who owns more than 10% of the total combined voting power of all classes of outstanding stock of the Company (a "Ten-Percent Stockholder"), or in the case of a Non-Qualified Stock Option, shall not be less than the fair market value of the shares to which the Option relates on the date of grant; (2) in the case of an Incentive Stock Option granted to an employee who is a Ten-Percent Stockholder, shall not be less than 110% of the fair market value of the shares to which the Option relates on the date of grant; and (3) in the case of a Right granted alone, shall not be less than 100% of the fair market value of the shares to which the Right relates.

     EXERCISE PERIOD AND EXERCISE OF OPTIONS OR RIGHTS. An Option or Right may be exercised in whole at any time, or in part from time to time, within such period or periods as may be determined by the Committee and set forth in the grantee's agreement, provided that: (1) no Incentive Stock Option shall be exercisable after the expiration of ten (10) years from the date of grant; and
(2) no Incentive Stock Option granted to an employee who is a Ten-Percent Stockholder shall be exercisable after the expiration of five years from its date of grant. Options granted to date have vested in the grantee in equal annual installments over a period of three years from the date of the grant. Options are not transferable by the optionee except by will or by the laws of descent and distribution.

     TERMINATION OF EMPLOYMENT; DISABILITY; DEATH. Upon termination of employment, an Option or Right previously granted to an employee, unless otherwise specified by the Compensation Committee and to the extent not previously exercised, shall terminate and become null and void, provided that:
(i) if the employee shall die (a) while in the employ of the Company or (b) within three (3) months of retirement from such employment or (c) within one (1) year of retirement from employment by reason of disability, the legal representative or heirs of such employee shall be entitled to exercise such Option or Right (to the extent otherwise exercisable) for a one-year period following the date of death; (ii) if the employment shall have been terminated by reason of retirement, disability or termination other than for cause (as defined in the

Employee Plan), then such employee shall be entitled to exercise such Option or Right (to the extent otherwise exercisable) at any time up to (a) three months after termination by reason of retirement or other than for cause and (b) one
(1) year after termination by reason of disability. If an employee voluntarily terminates his employment or is terminated for cause, any Option or Right, unless otherwise specified by the Committee, shall immediately terminate.

     PAYMENT. The exercise price of shares purchased pursuant to an Option shall be paid in full at the time of any exercise either in cash or by certified check; provided, however, to the extent that the terms of such Option provide, the purchase price may be paid for, in whole or in part, by delivering previously-owned shares of Common Stock or, in part, by promissory note (for not more than 80% of such purchase price subject to applicable margin requirements).

     LIMITATION ON ANNUAL AWARDS. The aggregate fair market value of stock for which Incentive Stock Options are exercisable for the first time by an optionee during any calendar year under the terms of the Employee Plan shall not exceed the sum of $100,000.

     ADJUSTMENTS, AMENDMENT OR DISCONTINUANCE. In the event of any change in the outstanding Common Stock through merger, consolidation, reorganization, recapitalization, stock dividend, stock split, split-up, split-off, spin-off, combination of shares, exchange of shares, or other like change in capital structure of the Company, the Committee shall make such adjustment to each outstanding Option and Right that it, in its sole discretion, deems appropriate. In addition, in the event of any such change, the Committee shall make any further adjustment as may be appropriate to the maximum number of shares which may be acquired under the Employee Plan pursuant to the exercise of Options and Rights, the maximum number of shares which may be so acquired by one employee and the number of shares and prices per share subject to outstanding Options and Rights as shall be equitable to prevent dilution or enlargement of rights under such Options or Rights, and the determination of the Committee as to these matters shall be conclusive.

     In the event of a "change in control" of the Company, as defined in the Employee Plan, all then outstanding Options and Rights shall immediately become exercisable. The Committee, in its discretion, may determine that, upon the occurrence of a change in control transaction, each Option or Right outstanding under the Employee Plan shall terminate within a specified number of days after notice to the holder, and such holder shall receive, with respect to each share subject to such Option or Right, cash in an amount equal to the excess of the fair market value of such share immediately prior to such transaction over the exercise price per share of such Option or Right.

     The Board of Directors or the Committee, as the case may be, may, from time to time, amend the Employee Plan, provided that no amendment shall be made, without the approval of the stockholders of the Company, that will (i) increase the total number of shares reserved for Options under the Employee Plan (other than an increase resulting from an adjustment of outstanding Common Stock), (ii) reduce the exercise price of any Incentive Stock Option granted under the Employee Plan below the price required by the Employee Plan, (iii) modify the provisions of the Employee Plan relating to eligibility, or (iv) materially increase the benefits accruing to participants under the Employee Plan. The rights and obligations under any Option or Right granted before amendment of the Employee Plan or any unexercised portion of such Option or Right shall not be adversely affected by amendment of the Employee Plan, Option or Right without the consent of the holder of such Option or Right. The Board of Directors may at any time suspend or terminate the Employee Plan.

     TERM OF PLAN. Options and Rights may be granted under the Employee Plan until November 30, 2012.

FEDERAL INCOME TAX CONSEQUENCES

     The following is a brief summary of the principal United States federal income tax consequences of the grant and exercise of Options or Rights under the Employee Plan, and is based upon an interpretation of present federal tax laws and regulations and may be inapplicable if such laws and regulations are changed. This summary is not intended to be exhaustive and, among other items, does not describe state, local or foreign tax consequences. Each employee receiving a grant of Options or Rights should consult with his or her personal tax advisor regarding the federal, state, local or foreign tax consequences of participating in the Employee Plan. The Employee Plan is not subject to the protective provisions of the Employee Retirement Income Security Act of 1974 and is not qualified under Section 401(a) of the Code.

     NON-QUALIFIED STOCK OPTIONS AND STOCK APPRECIATION RIGHTS. Non-Qualified Stock Options granted under the Employee Plan are not included in the optionee's income at the time of grant. Rather, the optionee realizes compensation income only when the Non-Qualified Stock Option is exercised. The amount of income realized is equal to the excess of the fair market value of the shares received as of the date of exercise over the sum of the exercise price plus the amount, if any, paid by the optionee for the Non-Qualified Stock Option.

     If a Non-Qualified Stock Option is exercised solely through payment of the exercise price by the delivery of Common Stock, to the extent that the number of shares received by the optionee exceeds the number of shares surrendered, ordinary income will be realized by the optionee at that time in an amount equal to the fair market value of such excess shares. The tax basis of any such excess shares will be equal to the income recognized by the employee.

     Generally, the optionee's basis in the shares will be the exercise price plus the compensation income realized at the time of exercise and the amount, if any, paid by the optionee for the Non-Qualified Stock Option. Upon the sale of any such shares, the capital gain or loss will be short-term if the shares are disposed of within one year after the option is exercised; such short-term gains are taxable as ordinary income. If the shares were held more than 12 months as of the sale date, the gain is taxable as a long-term capital gain at a maximum rate of 15%.

     If a Non-Qualified Stock Option expires without being exercised, the optionee will have no tax consequences unless the optionee paid for the Non-Qualified Stock Option. In such case, the optionee will recognize a loss in the amount of the price paid by the optionee for the Non-Qualified Stock Option.

     The Company is generally entitled to a tax deduction in an amount equal to the compensation income recognized by the optionee. This deduction is allowed in the Company's taxable year in which the income is included as compensation to the optionee.

     If the option exercise price is paid by an optionee in part by promissory note, the interest paid by the optionee under the promissory note is investment indebtedness which is generally deductible by the optionee as an itemized deduction from gross income to the extent the optionee has net investment income; interest that is disallowed because of this limitation may be carried over to succeeding tax years and is deductible in the carryover year, subject to the net investment income limitation.

     Rights are treated very similarly to Non-Qualified Options for tax purposes. The holder of a Right will not normally realize any taxable income upon the grant of a Right. Upon the exercise of a Right, the person exercising the Right will realize ordinary income equal to either: (i) the cash received upon the exercise of the Right; or (ii) if shares are received upon the exercise of the Right, the fair market value of such shares as of the exercise date. The basis of any shares acquired upon exercise of a Right will be their fair market value on the date of exercise, and the holding period will commence at that time. The Company will be entitled to a tax deduction for compensation paid in the same amount that the holder of the Right realizes as ordinary income.

     INCENTIVE STOCK OPTIONS. Options issued under the Employee Plan and designated as Incentive Stock Options are intended to qualify under Section 422 of the Code. Under the provisions of Section 422 and the related regulations, an optionee will not be required to recognize any income for federal income tax purposes at the time of grant of an Incentive Stock Option, nor is the Company entitled to any deduction. The exercise of an Incentive Stock Option is also is not a taxable event, although the difference between the option price and the fair market value on the date of exercise is an item of tax preference for purposes of the alternative minimum tax. The taxation of gain or loss upon the sale of stock acquired upon exercise of an Incentive Stock Option depends, in part, on whether the stock is held for at least two years from the date the option was granted and at least one year from after the date the stock was transferred to the optionee (the "ISO Holding Period").

     If the ISO Holding Period is not met, then, upon disposition of such shares (a "disqualifying disposition"), the optionee will realize compensation, taxable as ordinary income, in an amount equal to the excess of the fair market value of the shares at the time of exercise over the option price, limited, however to the gain on sale. Any additional gain would be taxable as capital gain (see below). If the optionee disposes of the shares in a disqualifying disposition at a price that is below the fair market value of the shares at the time the Incentive Stock Option was exercised and such disposition is a sale or exchange to an unrelated party, the amount includable as compensation income to the optionee will be limited to the excess of the amount received on the sale or exchange over the exercise price.

     If the optionee recognizes ordinary income upon a disqualifying disposition, the Company generally will be entitled to a tax deduction in the same amount.

     If the ISO Holding Period is met, any gain recognized upon a sale is taxable as a long-term capital gain at a maximum rate of 15%.

     If the Incentive Stock Option is exercised by delivery of previously owned shares of Common Stock in partial or full payment of the option price, no gain or loss will ordinarily be recognized by the optionee on the transfer of such previously owned shares. However, if the previously owned transferred shares were acquired through the exercise of an Incentive Stock Option, the optionee may realize ordinary income with respect to the shares used to exercise an Incentive Stock Option if such transferred shares have not been held for the ISO Holding Period. If the optionee recognizes ordinary income upon a disqualifying disposition, the Company generally will be entitled to a tax deduction in the same amount. If an Incentive Stock Option is exercised through the payment of the exercise price by the delivery of Common Stock, to the extent that the number of shares received exceeds the number of shares surrendered, such excess shares will be considered Incentive Stock Option stock with a zero basis.

                   SUMMARY OF 1992 DIRECTOR STOCK OPTION PLAN

     The following is a summary description of the Director Plan, is not a complete statement of the Director Plan and is qualified in its entirety by reference to the complete text of the Director Plan, a copy of which is available form the Company upon request. The description set forth below does not include the proposed amendment to the plan being voted on at the Annual Meeting.

     ADMINISTRATION. The Director Plan is administered by the Board or a committee consisting of at least two directors of the Company who are appointed by and serve at the pleasure of the Board of Directors (the "Plan Administrator"). The Plan Administrator, from time to time at its discretion, makes determinations with respect to the persons who shall be granted Options or Rights, and the number of shares of the Common Stock that may be purchased pursuant to such Options or Rights. The interpretation and construction by the Plan Administrator of any provisions of the Director Plan or of an Option or Right granted thereunder is binding and conclusive on all optionees and on their legal representatives and beneficiaries.

     TYPES OF OPTIONS. The Options granted under the Director Plan will be Non-Qualified Stock Options under the Code.

     RIGHTS. The Plan Administrator, in its discretion, may grant Rights either alone, simultaneously with the grant of an Option and in conjunction with the grant of an Option and in conjunction therewith, or subsequent to the grant of an Option and in conjunction therewith or in the alternative thereto.

     ELIGIBILITY. Any non-employee director may be granted Options or Rights under the Director Plan until November 30, 2012.

     EXERCISE PRICE. The Plan Administrator shall determine the exercise price for each Option or Right granted under the Director Plan; provided however, that the exercise price shall not be less than 100% of the fair market value on the date of grant of the shares to which the Option or Right relates.

     EXERCISE PERIOD AND EXERCISE OF OPTIONS OR RIGHTS. An Option or Right may be exercised in whole at any time, or in part from time to time, within such period or periods as may be determined by the Plan

Administrator and set forth in the grantee's agreement. Options are not transferable by the optionee except by will or by the laws of descent and distribution.

     TERMINATION; DISABILITY; DEATH. Upon cessation of such person's status as a director, an Option or Right previously granted to the director, unless otherwise specified by the Plan Administrator and to the extent not previously exercised, shall terminate and become null and void, provided that: (i) if the director shall die while in the employ of the Company or within three (3) months of retirement or within one (1) year of retirement by reason of disability, the legal representative or heirs of such director shall be entitled to exercise such Option or Right (to the extent otherwise exercisable) for a one-year period following the date of death; (ii) if the employment shall have been terminated by reason of retirement, disability or removal other than for cause (as defined in the Director Plan), then such director shall be entitled to exercise such Option or Right (to the extent otherwise exercisable) at any time up to (a) three months after termination by reason of retirement or removal other than for cause and (b) one (1) year after termination by reason of disability. If a director voluntarily terminates his service or is terminated for cause, any Option or Right, unless otherwise specified by the Plan Administrator, shall immediately terminate.

     PAYMENT. The exercise price of shares purchased pursuant to an Option shall be paid in full at the time of any exercise either in cash or by certified check; provided, however, to the extent that the terms of such Option provide, the purchase price may be paid for, in while or in part, by delivering previously-owned shares of Common Stock or, in part, by promissory note (for not more than 80% of such purchase price subject to applicable margin requirements).

     ADJUSTMENTS, AMENDMENT OR DISCONTINUANCE. In the event of any change in the outstanding Common Stock through merger, consolidation, reorganization, recapitalization, stock dividend, stock split, split-up, split-off, spin-off, combination of shares, exchange of shares, or other like change in capital structure of the Company, the Plan Administrator shall make such adjustment to each outstanding Option and Right that it, in its sole discretion, deems appropriate. In addition, in the event of any such change, the Plan Administrator shall make any further adjustment as may be appropriate to the maximum number of shares which may be acquired under the Director Plan pursuant to the exercise of Options and Rights, the maximum number of shares which may be so acquired by one director and the number of shares and prices per share subject to outstanding Options and Rights as shall be equitable to prevent dilution or enlargement of rights under such Options or Rights, and the determination of the Plan Administrator as to these matters shall be conclusive.

     In the event of a "change in control" of the Company, as defined in the Director Plan, all then outstanding Options and Rights shall immediately become exercisable. The Plan Administrator, in its discretion, may determine that, upon the occurrence of a change in control transaction, each Option or Right outstanding under the Director Plan shall terminate within a specified number of days after notice to the holder, and such holder shall receive, with respect to each share subject to such Option or Right, cash in an amount equal to the excess of the fair market value of such share immediately prior to such transaction over the exercise price per share of such Option or Right.

     The Board of Directors of the Plan Administrator, as the case may be, may, from time to time, amend the Director Plan, provided that no amendment shall be made, without the approval of the stockholders of the Company, that will (i) increase the total number of shares reserved for Options under the Director Plan (other than an increase resulting from an adjustment of outstanding Common Stock), (ii) reduce the exercise price of any Option granted under the Director Plan below the price required by the Director Plan, (iii) modify the provisions of the Director Plan relating to eligibility, or (iv) materially increase the benefits accruing to participants under the Director Plan. The rights and obligations under any Option or Right granted before amendment of the Director Plan or any unexercised portion of such Option or Right shall not be adversely affected by amendment of the Director Plan, Option or Right without the consent of the holder of such Option or Right. The Board of Directors may at any time suspend or terminate the Director Plan.

     TERM OF PLAN. Options and Rights may be granted under the Director Plan until November 30, 2012.

FEDERAL INCOME TAX CONSEQUENCES

     The following is a brief summary of the principal United States federal income tax consequences of the grant and exercise of Options or Rights under the Director Plan, and is based upon an interpretation of present federal tax laws and regulations and may be inapplicable if such laws and regulations are changed. This summary is not intended to be exhaustive and, among other items, does not describe state, local or foreign tax consequences. Each Director receiving a grant of Options or Rights should consult with his or her personal tax advisor regarding the federal, state, local or foreign tax consequences of participating in the Employee Plan. The Director Plan is not subject to the protective provisions of the Employee Retirement Security Act of 1974 and is not qualified under Section 401(a) of the Code.

     An option to be issued under the Director Plan will be designated as a Non-Qualified Stock Option. A Non-Qualified Stock Option is not included as compensation income at the time of grant. Rather, the optionee realizes compensation income only when the Non-Qualified Stock Option is exercised. The amount of income realized is equal to the excess of the fair market value of the shares received as of the date of exercise over the sum of the exercise price plus the amount, if any, paid by the optionee for the Non-Qualified Stock Option.

     If a Non-Qualified Stock Option is exercised solely through payment of the exercise price by the delivery of Common Stock, to the extent that the number of shares received by the optionee exceeds the number of shares surrendered, ordinary income will be realized by the optionee at that time in an amount equal to the fair market value of such excess shares. The tax basis of such excess shares will be equal to the income recognized by the Director.

     Generally, the optionee's basis in the shares will be the exercise price plus the compensation income realized at the time of exercise and the amount, if any, paid by the optionee for the Non-Qualified Stock Option. Upon the sale of any such shares, the capital gain or loss will be short-term if the shares are disposed of within one year after the option is exercised; such short-term gains are taxable as ordinary income. If the shares were held more than 12 months as of the sale date, the gain is taxable as a long-term capital gain at a maximum rate of 15%.

     If a Non-Qualified Stock Option expires without being exercised, the optionee will have no tax consequences unless the optionee paid for the Non-Qualified Stock Option. In such case, the optionee will recognize a loss in the amount of the price paid by the optionee for the Non-Qualified Stock Option.

     The Company is generally entitled to a tax deduction in an amount equal to the compensation income recognized by the optionee. This deduction is allowed in the Company's taxable year in which the income is included as compensation to the optionee.

     If the option exercise price is paid by an optionee in part by promissory note, the interest paid by the optionee under the promissory note is investment indebtedness which is generally deductible by the optionee as an itemized deduction from gross income to the extent the optionee has net investment income; interest that is disallowed because of this limitation may carried over to succeeding tax years and is deductible in the carryover year, subject to the net investment income limitation.

     Rights are treated very similarly to Non-Qualified Options for tax purposes. The holder of a Right will not normally realize any taxable income upon the grant of a Right. Upon the exercise of a Right, the person exercising the Right will realize ordinary income equal to either: (i) the cash received upon the exercise of the Right; or (ii) if shares are received upon the exercise of the Right, the fair market value of such shares as of the exercise date. The basis of any shares acquired upon exercise of a Right will be their fair market value on the date of exercise, and the holding period will commence at that time. The Company will be entitled to a tax deduction for compensation paid in the same amount that the holder of the Right realizes as ordinary income.

                          DISMISSAL OF ARTHUR ANDERSEN

     As previously discussed on a Form 8-K filed with the SEC on June 24, 2002 (the "Company's Form 8-K"), the Company dismissed Arthur Andersen LLP ("Arthur Andersen") as the Company's independent public accountants and engaged Ernst & Young LLP ("E&Y") to serve as the Company's independent public accountants for the fiscal year ending March 31, 2003. This determination was approved by the Company's Board of Directors upon the recommendation of its Audit Committee.

     Arthur Andersen's reports on the Company's consolidated financial statements for each of the fiscal years ended March 31, 2002 and 2001 did not contain an adverse opinion or disclaimer of opinion. The March 31, 2002 report contained an explanatory fourth paragraph disclosing the Company's change in its method of accounting for goodwill and other intangible assets. The March 31, 2001 report was not qualified or modified as to uncertainty, audit scope or accounting principles.

     During the fiscal year ended March 31, 2002 and through June 24, 2002, there were no disagreements with Arthur Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to Arthur Andersen's satisfaction, would have caused them to make reference to the subject matter in connection with their report on the Company's consolidated financial statements for such years; and there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

     The Company has provided Arthur Andersen with a copy of the above statements. Attached as Exhibit 16 to the Company's Form 8-K is a copy of a letter from Arthur Andersen stating it found no basis for disagreement with such statements.

     During the fiscal year ended March 31, 2002 and through the date of the Board's decision, the Company did not consult with E&Y with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's consolidated financial statements, or any other matters or reportable events as set forth in Items 304(a)(2)(i) and (ii) of Regulation S-K.

                    ERNST & YOUNG AS INDEPENDENT ACCOUNTANTS

FEES BILLED TO THE COMPANY BY ERNST & YOUNG LLP DURING FISCAL 2004

     AUDIT FEES: An aggregate of $1,244,100 was billed for professional services and expenses rendered for the audit of the Company's annual financial statements for Fiscal 2004 and for the reviews of financial statements included in the Company's quarterly reports on Form 10-Q for Fiscal 2004. An aggregate of $548,700 was billed for similar professional services and expenses in Fiscal 2003.

     AUDIT-RELATED FEES: $172,300 in fees were billed for audits of employee benefit plans during Fiscal 2004. An aggregate of $12,800 was billed for similar professional services and expenses in Fiscal 2003.

     TAX FEES: $202,300 in fees were billed for tax compliance, planning and advice during Fiscal 2004. An aggregate of $86,200 was billed for similar professional services and expenses in Fiscal 2003.

     ALL OTHER FEES: Ernst & Young LLP did not render any other professional services to the Company during Fiscal 2004 or 2003.

     The Audit Committee considered whether the provision of non-audit services rendered by Ernst & Young LLP to the Company was compatible with maintaining Ernst & Young LLP's independence and determined that they would be compatible. All audit and non-audit services performed by Ernst & Young LLP were pre-approved by the Audit Committee.

       FORM 10-K ANNUAL REPORT TO THE SECURITIES AND EXCHANGE COMMISSION

     A copy of the Annual Report on Form 10-K of the Company for the fiscal year ended March 31, 2004, as filed with the Securities and Exchange Commission, is available to stockholders. A stockholder may obtain a copy of the Form 10-K free of charge on the Company's website or otherwise without charge and a copy of any exhibits thereto upon payment of a reasonable charge limited to the Company's costs of providing such exhibits by writing to Investor Relations Department, Anna M. Baird, Director of Compliance, Black Box Corporation, 1000 Park Drive, Lawrence, Pennsylvania 15055.

                            SOLICITATION OF PROXIES

     The Company will pay the expenses in connection with the printing, assembling and mailing to the holders of Common Stock of the Company the notice of meeting, this proxy statement and the accompanying form of proxy. In addition to the use of the mails, directors, officers or regular employees of the Company may solicit proxies personally or by telephone or telegraph. The Company may request the persons holding stock in their names, or in the names of their nominees, to send proxy material to, and obtain proxies from, their principals, and will reimburse such persons for their expense in so doing.

                     STOCKHOLDER NOMINATIONS AND PROPOSALS

     Stockholders who believe they are eligible to have their proposals included in the Company's proxy statement for the annual meeting expected to be held in August 2005, in addition to other applicable requirements established by the SEC, must ensure that their proposals are received by the Secretary of the Company not later than March 2, 2005.

     The By-laws of the Company establish an advance notice procedure for stockholders to make nominations for the position of director and to propose business to be transacted at an annual meeting. The Company's By-laws provide that notice of nominations for director and proposals for business must be given to the Secretary of the Company not later than 150 days prior to the anniversary date of the prior year's annual meeting. For the Annual Meeting expected to be held in August 2005, notice of nominations and proposals under this provision must be received by March 13, 2005.

     Such notice must set forth in reasonable detail information concerning the nominee (in the case of a nomination for election to the Board of Directors) or the substance of the proposal (in the case of any other stockholder proposal), and shall include: (a) the name and residence address and business address of the stockholder who intends to present the nomination or other proposal or of any person who participates or is expected to participate in making such nomination and of the person or persons, if any, to be nominated and the principal occupation or employment and the name, type of business and address of the business and address of the corporation or other organization in which such employment is carried on of each such stockholder, participant and nominee; (b) a representation that the proponent of the proposal is a holder of record of stock of the Company entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to present the nomination or other proposal specified in the notice; (c) a description of all arrangements or understandings between the proponent and any other person or persons (naming such person or persons) pursuant to which the nomination or other proposal is to be made by the proponent; (d) such other information regarding each proposal and each nominee as would have been required to be included in a proxy statement filed pursuant to the proxy rules of the SEC had the nomination or other proposal been made by the Board of Directors; and (e) the consent of each nominee, if any, to serve as a director of the Company if elected. Within fifteen (15) days following the receipt by the Secretary of a notice of nomination or proposal pursuant hereto, the Secretary shall advise the proponent in writing of any deficiencies in the notice and of any additional information the Company is requiring to determine the eligibility of the proposed nominee or the substance of the proposal. A proponent who has been notified of deficiencies in the notice of nomination or proposal and/or of the need for additional information shall cure such deficiencies and/or provide such additional information within fifteen (15) days after receipt of the notice of such deficiencies and/or the need for additional information. The presiding officer of a meeting of stockholders may, in his or her sole discretion, refuse to acknowledge a nomination or other proposal presented by any person that does not comply with the foregoing procedure and, upon his or her instructions, all votes cast for such nominee or with respect to such proposal may be disregarded.

     The Company's By-laws do not limit or restrict the ability of a stockholder to present any proposal made by such stockholder in accordance with SEC requirements. A copy of the Company's By-laws is available from the Company upon request.

                                 OTHER MATTERS

     Management does not intend to present, nor, in accordance with the Company's By-laws, has it received proper notice from any person who intends to present, any matter for action by stockholders at the Annual Meeting to be held on August 10, 2004, other than as stated in the Notice of Annual Meeting of Stockholders accompanying this Proxy Statement. The enclosed proxy, however, confers discretionary authority with respect to the transaction of any other business that properly may come before the meeting, and it is the intention of the persons named in the enclosed proxy to vote on any such matters in accordance with their best judgment.

                                    ANNEX A

                         CHARTER OF THE AUDIT COMMITTEE
                          OF THE BOARD OF DIRECTORS OF
                             BLACK BOX CORPORATION
                          ADOPTED AS OF JUNE 25, 2004

I. PURPOSE AND AUTHORITY OF THE COMMITTEE

     The Audit Committee (the "Committee") of the Board of Directors (the "Board") of Black Box Corporation ("Black Box" or the "Company") shall oversee the Company's discharge of its financial reporting obligations and its relationship with the Company's independent auditors, and it shall assist the Board in fulfilling its fiduciary obligations with respect to the financial reporting, accounting, internal control and auditing functions of the Company and its subsidiaries. The Committee shall also have responsibility for reviewing compliance with the Company's Code of Ethics.

     The Committee shall provide an avenue for open communications between and among the Board, the independent auditors, management and counsel to the Company as their duties relate to financial reporting, accounting and internal controls.

II. COMPOSITION OF THE COMMITTEE

     The Committee shall consist of not less than three directors appointed by the Board, each of whom qualifies as an independent director under the independence standards set forth in Securities and Exchange Commission ("SEC") Rule 10A-3 promulgated under the Securities Exchange Act of 1934 (the "Exchange Act") and satisfies all other requirements applicable to audit committee members under applicable Nasdaq National Market ("NASDAQ") rules, as then in effect, and SEC rules and regulations. Each Committee member shall be able to read and understand fundamental financial statements, including a company's balance sheet, income statement and cash flow statement. At least one member shall have "financial sophistication" within the meaning of NASDAQ requirements. It is the intention of the Board that at least one member of the Committee satisfy the definition of an "audit committee financial expert" under SEC rules and regulations. No member of the Committee shall have participated in the preparation of the financial statements of the Company or any current subsidiary of the Company at any time during the prior three years.

     The members of the Committee shall be appointed annually to one-year terms by majority vote of the Board at the first meeting of the Board following the annual meeting of the Company's stockholders. The Committee shall, by majority vote of the appointed Committee members, appoint one of the appointed members as Committee Chair. Vacancies on the Committee shall be filled by majority vote of the Board at the next Board meeting following the occurrence of the vacancy or as soon as practicable thereafter. A vacancy in the position of Committee Chair shall be filled by majority vote of the Committee at the next Committee meeting following the occurrence of the vacancy or as soon as practicable thereafter. No member of the Committee shall be removed except by majority vote of the independent directors then in office.

     No member of the Committee may receive, directly or indirectly, any compensation or consulting or advisory fee from the Company, other than director's fees (including any additional amounts paid to the chair of committees and to members of committees of the Board), except as may otherwise be permitted under the Sarbanes-Oxley Act, the rules of NASDAQ, as then in effect, and applicable SEC rules and regulations, nor may any member of the Committee be an "affiliated person" of the Company or any subsidiary thereof, within the meaning of SEC Rule 10A-3 under the Exchange Act.

III. MEETINGS AND PROCEDURES OF THE COMMITTEE

     The Committee shall fix its own rules of procedure, which shall be consistent with the By-laws of the Company and this charter. The Committee is to meet at least once each fiscal quarter or more frequently as the Committee deems necessary. Members of the Committee shall strive to be present at all meetings.

     A majority of the members of the Committee present in person or by means of a conference telephone or other communications equipment by means of which all persons participating in the meeting can hear each other shall constitute a quorum.

     The Committee may form subcommittees for any purpose that the Committee deems appropriate and may delegate to such subcommittees such power and authority within the scope of the Committee's authority as the Committee deems appropriate; provided, however, that no subcommittee shall consist of fewer than two members; and provided further that the Committee shall not delegate to a subcommittee any power or authority required by any law, regulation or listing standard to be exercised by the Committee as a whole.

     The Committee may request that any directors, officers or Team Members of the Company, or other persons whose advise and counsel are sought by the Committee, attend any meetings of the Committee to provide such pertinent information as the Committee requests.

     Following each of its meetings, the Committee shall report its deliberations at the next meeting of the Board, including a description of all actions taken by the Committee at the meeting and an identification of any matters that require action by the Board. The Committee shall keep written minutes of its meetings, which minutes shall be maintained with the books and records of the Company.

IV. DUTIES OF THE COMMITTEE

     The Committee shall have the following duties and responsibilities:

     1. The Committee shall have sole authority and direct responsibility over the selection of the Company's independent auditors, subject to stockholder ratification if the Committee so elects. The Committee shall also have sole authority and direct responsibility over the evaluation, retention and replacement (as the Committee may deem appropriate) of the independent auditors and for determining the compensation and other terms of engagement of such independent auditors. The Committee shall review the selection, performance and compensation of the Company's independent auditors on an annual basis and consider periodic rotation of the independent audit firm.

     2. The Committee shall receive a written statement from the auditors delineating all relationships between the auditors and the Company as contemplated by Independence Standards Board Standard 1. It shall discuss with the auditors any disclosed relationship as well as the auditors' independence from management and the Company, and it shall take, or recommend that the Board take, any appropriate action to ensure the auditors' independence.

     3. The Committee shall discuss with the independent auditors the overall scope and plans for their audit, including the adequacy of staffing and compensation.

     4. The Committee shall review and evaluate the performance of the lead audit partner and ensure the periodic rotation of the lead audit partner having primary responsibility for the audit and the audit partner responsible for reviewing the audit.

     5. The Committee shall pre-approve all audit services and permitted non-audit services (including the fees and terms thereof) to be performed for the Company by its independent auditors, subject to any de minimis exceptions for non-audit services that are authorized by law and approved by the Committee prior to the completion of the audit. The Committee shall consider whether the Company's independent auditors' provision of any permitted non-audit services is compatible with their independence.

     6. The Committee shall oversee the work of the independent auditors and shall resolve any disputes between management and the independent auditors concerning financial reporting or accounting matters.

     7. The Committee shall review, with management and the independent auditors, the following:

     - prior to their public release, the Company's annual and quarterly financial results;

     - prior to the filing of each of the Company's Quarterly Reports on Form 10-Q, the Company's quarterly financial statements together with the results of the quarterly review and any other matters required to be communicated to the Committee by the independent auditors under generally accepted auditing standards; the Committee Chair may represent the entire Committee for the purposes of this review;

     - the financial statements to be included in the Company's Annual Report on Form 10-K (or the annual report to stockholders if distributed prior to the filing of Form 10-K), including disclosures made in management's discussion and analysis, and it shall recommend to the Board whether the audited financial statements should be included in the Company's Form 10-K; and

     - the results of the annual audit, including material written communications between the independent auditors and management, such as any management letter or schedule of unadjusted differences, the adequacy and effectiveness of the Company's accounting and financial controls, significant financial reporting issues and judgments made in connection with the preparation of the Company's financial statements and any other matters required to be communicated to the Committee by the independent auditors under generally accepted auditing standards.

     8. The Committee shall review disclosures made to the Committee by the Company's Chief Executive Officer and Chief Financial Officer during their certification process for the Form 10-K and the Form 10-Q about any significant deficiencies in the design or operation of internal controls or material weaknesses therein and any fraud involving management or other Team Members who have a significant role in the Company's internal controls.

     9. The Committee shall establish, review and oversee the implementation of the Committee's procedures for the receipt, retention and treatment of reported complaints and concerns regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submission by Team Members of concerns regarding questionable accounting or auditing matters.

     10. Obtain periodic reports from the Company's General Counsel regarding the Company's Code of Ethics and the implementation of its procedures and any reported violations thereof.

     11. Conduct a review of any proposed related party transactions, all of which shall be reported to the Committee by the Chief Financial Officer, for potential conflict of interest situations on an ongoing basis. All such related party transactions shall be subject to approval by the Committee.

     The Company shall provide the necessary funding for the compensation of the Company's independent auditors engaged for the purpose of rendering an audit report on the Company's annual financial statements and for any related work or other audit, review or attest services for the Company that the Committee has authorized.

     The Committee may conduct or authorize investigations into or studies of any matter or activity involving the financial reporting, accounting practices or internal controls of the Company, the audit of the Company's financial statements, any violations of the Company's Code of Ethics or any other matter within the scope of the Committee's responsibility. All Team Members shall cooperate with respect thereto as requested by the Committee or its authorized representatives.

     The Committee may retain, at the Company's expense, or terminate such independent counsel, accountants, consultants or other advisors as it deems necessary to assist the Committee in the discharge of its responsibilities hereunder or in the conduct of any investigation it has authorized, and the Committee shall have sole authority to approve the fees, expenses and other retention terms for any and all such advisors.

V. EVALUATION OF THE CHARTER

     The Committee shall periodically, and at least annually, evaluate this charter. The Committee shall report to the Board the results of its evaluation, including any recommended amendments to this charter and any recommended changes to the Company's or the Board's policies or procedures.

                                    ANNEX B

                     CHARTER OF THE COMPENSATION COMMITTEE
                          OF THE BOARD OF DIRECTORS OF
                             BLACK BOX CORPORATION
                          ADOPTED AS OF JUNE 25, 2004

I. PURPOSE AND AUTHORITY OF THE COMMITTEE

     The Compensation Committee (the "Committee") of the Board of Directors (the "Board") of Black Box Corporation ("Black Box" or the "Company") shall evaluate and recommend to the Board, as appropriate, the compensation philosophy and practices of the Company with respect to its Executive Officers (as such term is defined in the rules and regulations of the Securities and Exchange Commission ("SEC") to be the Company's chief executive officer, any vice president in charge of a principal business unit, division or function (such as sales, administration or finance), any other officer who performs a policy making function or any other person who performs similar policy making functions for the Company) and administer the Company's stock option plans, and it shall perform any other responsibilities vested in it pursuant to this charter.

II. COMPOSITION OF THE COMMITTEE

     The Committee shall consist of not less than three directors, appointed by the Board, each of whom qualifies as (a) an independent director under applicable Nasdaq National Market ("NASDAQ") rules, as then in effect, and any applicable SEC rules or regulations, exclusive in each instance of any independence rules applicable solely to audit committee members, (b) an outside director for the purposes of Section 162(m) of the Internal Revenue Code and (c) a non-employee director within the meaning of SEC Rule 16b-3 promulgated under the Securities Exchange Act of 1934.

     The members of the Committee shall be appointed annually to one-year terms by majority vote of the Board at the first meeting of the Board following the annual meeting of the Company's stockholders. The Committee, by majority vote of the appointed Committee members, shall appoint one of the appointed members as Committee Chair. Vacancies on the Committee shall be filled by majority vote of the Board at the next Board meeting following the occurrence of the vacancy or as soon as practicable thereafter. A vacancy in the position of Committee Chair shall be filled by majority vote of the Committee at the next Committee meeting following the occurrence of the vacancy or as soon as practicable thereafter. No member of the Committee shall be removed except by majority vote of the independent directors then in office.

III. MEETINGS AND PROCEDURES OF THE COMMITTEE

     The Committee shall fix its own rules of procedure, which shall be consistent with the By-laws of the Company and this charter. The Committee shall meet at least two times each year and as many other times as the Committee deems necessary. Members of the Committee shall strive to be present at all meetings.

     A majority of the members of the Committee present in person or by means of a conference telephone or other communications equipment by means of which all persons participating in the meeting can hear each other shall constitute a quorum.

     The Committee may form subcommittees for any purpose that the Committee deems appropriate and may delegate to such subcommittees such power and authority within the scope of the Committee's authority as the Committee deems appropriate; provided, however, that no subcommittee shall consist of fewer than two members; and provided further that the Committee shall not delegate to a subcommittee any power or authority required by any applicable law, regulation or listing standard to be exercised by the Committee as a whole.

     The Committee may request that any directors, officers or Team Members of the Company, or other persons whose advice and counsel are sought by the Committee, attend any meeting of the Committee to provide such pertinent information as the Committee requests.

     Following each of its meetings, the Committee shall report its deliberations at the next meeting of the Board, including a description of all actions taken by the Committee at the meeting and an identification of any matters that require action by the Board. The Committee shall keep written minutes of its meetings which shall be maintained with the books and records of the Company.

IV. DUTIES OF THE COMMITTEE

     The Committee shall have the following duties and responsibilities:

          1. Provide to the Board of Directors, on an annual basis, its recommendation as to the total compensation of the Chief Executive Officer based upon (1) an evaluation of the objectives and performance of the Chief Executive Officer, taking into account the Company's short term and long term goals and performance, (2) competitive market data and (3) the Company's overall compensation philosophy. The Chief Executive Officer shall not be present during any part of the Committee's, or the Board's, deliberations concerning or vote on his or her compensation.

          2. Provide to the Board of Directors, on an annual basis, its recommendation as to the total compensation of the Executive Officers, other than the Chief Executive Officer, based upon (1) an evaluation of the objectives and performance of the Executive Officer, taking into account the Company's short term and long term goals and performance, (2) competitive market data and (3) the Company's overall compensation philosophy.

          3. Administer the Company's 1992 Stock Option Plan, as amended, and 1992 Director Stock Option Plan, as amended (the "Stock Option Plans"). Review and approve any awards under any deferred compensation, stock option or other long-term incentive plan the Company may establish from time to time and approve any proposed amendments to any such plan (including the Stock Option Plans). The Committee shall have the sole authority to grant equity awards and to determine the timing, size and other terms of any such awards and to confer such authority on the Chief Executive Officer with respect to grants to Team Members other than the Executive Officers of the Company.

          4. Prepare a report for inclusion in the Company's annual proxy statement and/or Annual Report on Form 10-K summarizing the Executive Officers' compensation levels and explaining the relationship between executive compensation and the Company's performance, as required by any applicable SEC rules or regulations.

     The Committee may retain or terminate any executive compensation or benefit consultants or advisors to assist it in the discharge of its responsibilities and shall have sole authority to approve the fees, expenses and other retention terms for any such consultants and advisors.

V. EVALUATION OF THE CHARTER

     The Committee shall periodically, and at least annually, evaluate this charter. The Committee shall report to the Board the results of its evaluation, including any recommended amendments to this charter and any recommended changes to the Company's or the Board's policies or procedures.

                                    ANNEX C

                      CHARTER OF THE NOMINATING COMMITTEE
                          OF THE BOARD OF DIRECTORS OF
                             BLACK BOX CORPORATION
                          ADOPTED AS OF JUNE 25, 2004

I. PURPOSE AND AUTHORITY OF THE COMMITTEE

     The Nominating Committee (the "Committee") of the Board of Directors (the "Board") of Black Box Corporation ("Black Box" or the "Company") shall consider potential candidates for election as directors of the Company, including individuals proposed by the Company's stockholders in accordance with the Company's Certificate of Incorporation, By-laws, Nasdaq National Market ("NASDAQ") rules, as then in effect, and applicable Securities and Exchange Commission ("SEC") rules and regulations and perform any other responsibilities vested in it pursuant to this charter.

II. COMPOSITION OF THE COMMITTEE

     The Committee shall consist of not less than three directors, appointed by the Board, each of whom qualifies as an independent director under applicable NASDAQ rules, as then in effect, and any applicable SEC rules or regulations, exclusive in each instance of any independence rules applicable solely to audit committee members.

     The members of the Committee shall be appointed annually to one-year terms by majority vote of the Board at the first meeting of the Board following the annual meeting of the Company's stockholders. The Committee, by majority vote of the appointed Committee members, shall appoint one of the appointed members as Committee Chair. Vacancies on the Committee shall be filled by majority vote of the Board at the next Board meeting following the occurrence of the vacancy or as soon as practicable thereafter. A vacancy in the position of Committee Chair shall be filled by majority vote of the Committee at the next Committee meeting following the occurrence of the vacancy or as soon as practicable thereafter. No member of the Committee shall be removed except by majority vote of the independent directors then in office.

III. MEETINGS AND PROCEDURES OF THE COMMITTEE

     The Committee shall fix its own rules of procedure, which shall be consistent with the By-laws of the Company and this charter. The Committee shall meet at least two times each year and as many other times as the Committee deems necessary. Members of the Committee shall strive to be present at all meetings.

     A majority of the members of the Committee present in person or by means of a conference telephone or other communications equipment by means of which all persons participating in the meeting can hear each other shall constitute a quorum.

     The Committee may form subcommittees for any purpose that the Committee deems appropriate and may delegate to such subcommittees such power and authority within the scope of the Committee's authority as the Committee deems appropriate; provided, however, that no subcommittee shall consist of fewer than two members; and provided further that the Committee shall not delegate to a subcommittee any power or authority required by any applicable law, regulation or listing standard to be exercised by the Committee as a whole.

     The Committee may request that any directors, officers or other Team Members of the Company, or other persons whose advice and counsel are sought by the Committee, attend any meeting of the Committee to provide such pertinent information as the Committee requests.

     Following each of its meetings, the Committee shall report its deliberations at the next meeting of the Board, including a description of all actions taken by the Committee at the meeting and an identification of any matters that require action by the Board. The Committee shall keep written minutes of its meetings which shall be maintained with the books and records of the Company.

IV. DUTIES OF THE COMMITTEE

     The Committee shall have the following duties and responsibilities:

          1. Recommend to the Board individuals to be nominated for election as directors by the stockholders at the Company's annual meeting and, from time to time, recommend to the Board individuals to be elected by the Board to fill Board vacancies, as appropriate.

          2. The established criteria for the assessment of potential nominees for election to the Board shall include independence, experience relevant to the business of the Company and the needs of the Board, leadership qualities, a proven track record of career accomplishments, the ability to make sound judgments, diversity, a willingness to participate in Board meetings and ability to represent the stockholders.

          3. In assessing potential nominees for election to the Board, the Committee may consider any individuals recommended by Committee members, other Board members, the Company's management, current stockholders of the Company or identified by third-party executive search firms. The Committee may retain or terminate any executive search firm to assist it in the discharge of its responsibilities and shall have sole authority to approve the fees, expenses and other retention terms for any such search firms.

V. EVALUATION OF THE CHARTER

     The Committee shall periodically, and at least annually, evaluate this charter. The Committee shall report to the Board the results of its evaluation, including any recommended amendments to this charter and any recommended changes to the Company's or the Board's policies or procedures.

                                    ANNEX D

                      CHARTER OF THE GOVERNANCE COMMITTEE
                          OF THE BOARD OF DIRECTORS OF
                             BLACK BOX CORPORATION
                          ADOPTED AS OF JUNE 25, 2004

I. PURPOSE AND AUTHORITY OF THE COMMITTEE

     The Governance Committee (the "Committee") of the Board of Directors (the "Board") of Black Box Corporation ("Black Box" or the "Company") shall provide independent oversight of the corporate governance functions of Black Box and its subsidiaries, ensure governance practices are sound and perform any other responsibilities vested in it pursuant to this charter.

II. COMPOSITION OF THE COMMITTEE

     The Committee shall consist of not less than three directors, appointed by the Board, each of whom qualifies as an independent director under applicable Nasdaq National Market ("NASDAQ") rules, as then in effect, and any applicable Securities and Exchange Commission ("SEC") rules or regulations, exclusive in each instance of any independence rules applicable solely to audit committee members.

     The members of the Committee shall be appointed annually to one-year terms by majority vote of the Board at the first meeting of the Board following the annual meeting of the Company's stockholders. The Committee, by majority vote of the appointed Committee members, shall appoint one of the appointed members as Committee Chair. Vacancies on the Committee shall be filled by majority vote of the Board at the next Board meeting following the occurrence of the vacancy or as soon as practicable thereafter. A vacancy in the position of Committee Chair shall be filled by majority vote of the Committee at the next Committee meeting following the occurrence of the vacancy or as soon as practicable thereafter. No member of the Committee shall be removed except by majority vote of the independent directors then in office.

III. MEETINGS AND PROCEDURES OF THE COMMITTEE

     The Committee shall fix its own rules of procedure, which shall be consistent with the By-laws of the Company and this charter. The Committee is to meet at least two times each year and as many other times as the Committee deems necessary. Members of the Committee shall strive to be present at all meetings.

     A majority of the members of the Committee present in person or by means of a conference telephone or other communications equipment by means of which all persons participating in the meeting can hear each other shall constitute a quorum.

     The Committee may form subcommittees for any purpose that the Committee deems appropriate and may delegate to such subcommittees such power and authority within the scope of the Committee's authority as the Committee deems appropriate; provided, however, that no subcommittee shall consist of fewer than two members; and provided further that the Committee shall not delegate to a subcommittee any power or authority required by any applicable law, regulation or listing standard to be exercised by the Committee as a whole.

     The Committee may request that any directors, officers or Team Members of the Company, or other persons whose advice and counsel are sought by the Committee, attend any meeting of the Committee to provide such pertinent information as the Committee requests.

     Following each of its meetings, the Committee shall report its deliberations at the next meeting of the Board, including a description of all actions taken by the Committee at the meeting and an identification of any matters that require action by the Board. The Committee shall keep written minutes of its meetings which shall be maintained with the books and records of the Company.

IV. DUTIES OF THE COMMITTEE

     The Committee shall have the following duties and responsibilities:

          1. Review, on an ongoing basis, the corporate governance practices and principles established and implemented by the Board and management for the Company.

          2. Monitor trends and regulatory requirements in corporate governance.

          3. Recommend to the Board any changes in the Company's corporate governance practices and functions based upon the trends and regulatory requirements referenced in the preceding paragraph.

          4. Provide to the Board of Directors, on an annual basis, its recommendation as to the compensation to be provided to members of the Company's Board of Directors, including any compensation provided for service on Board committees, based upon (1) an evaluation of the objectives and performance of the members of the Board, taking into account the Company's short term and long term goals and performance and (2) competitive market data.

     The Committee will have access to management and professional advisors for consultation as necessary and will review with Black Box management any suggestions for changes or improvements to ensure that governance practices are adequate and appropriate for the Company.

V. EVALUATION OF THE CHARTER

     The Committee shall periodically, and at least annually, evaluate this charter. The Committee shall report to the Board the results of its evaluation, including any recommended amendments to this charter and any recommended changes to the Company's or the Board's policies or procedures.

                        ANNUAL MEETING OF STOCKHOLDERS OF

                              BLACK BOX CORPORATION

                                 AUGUST 10, 2004



                           Please date, sign and mail
                             your proxy card in the
                            envelope provided as soon
                                  as possible.


   - Please detach along perforated line and mail in the envelope provided. -


--------------------------------------------------------------------------------
   THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE NOMINEES LISTED
                    AND "FOR" PROPOSALS NUMBERS 2, 3 AND 4.
        PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.
          PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE [X]



1. Election of six (6) Members of the Board of Directors:

                                     NOMINEES:
[ ] FOR ALL NOMINEES                 O William F. Andrews
                                     O Richard L. Crouch
[ ] WITHHOLD AUTHORITY               O Thomas W. Golonski
    FOR ALL NOMINEES                 O Thomas G. Greig
                                     O Edward A. Nicholson, Ph.D.
[ ] FOR ALL EXCEPT                   O Fred C. Young
    (See instructions below)








INSTRUCTION:   To withhold authority to vote for any individual nominee(s), mark
               "FOR ALL EXCEPT" and fill in the circle next to each nominee you wish to withhold, as shown here:  [O]
--------------------------------------------------------------------------------







--------------------------------------------------------------------------------
To change the address on your account, please check the box at right and indicate your new address in the address space above.
Please note that changes to the registered name(s) on the account may not be submitted via this method.  [ ]
--------------------------------------------------------------------------------

                                                        FOR    AGAINST   ABSTAIN

2.    The approval of an amendment to the 1992          [ ]      [ ]       [ ]
      Company Stock Option Plan to increase the
      number of shares authorized under the Plan
      and to limit the number of shares with
      respect to options or rights that may be
      awarded to any one person in any given year;

3.    The approval of an amendment to the 1992          [ ]      [ ]       [ ]
      Director Stock Option Plan to increase the
      number of shares authorized under the Plan;
      and

4.    Ratification of the appointment of Ernst &        [ ]      [ ]       [ ]
      Young LLP as the independent registered
      public accounting firm of the Company for
      the fiscal year ending March 31, 2005.

The Board of Directors has established the close of business on Friday, June 11, 2004 as the record date for the determination of the stockholders entitled to notice of and to vote at the Annual Meeting.


Signature of Stockholder                                     Date:
                         ----------------------------------        -------------

Signature of Stockholder                                     Date:
                         ----------------------------------        -------------
   NOTE: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

PROXY

                              BLACK BOX CORPORATION
                                 1000 PARK DRIVE
                          LAWRENCE, PENNSYLVANIA 15055
                    ----------------------------------------
                    THIS PROXY IS SOLICITED ON BEHALF OF THE
                        BOARD OF DIRECTORS OF THE COMPANY
                    ----------------------------------------

    The undersigned stockholder hereby appoints Fred C. Young and William R. Newlin, and each of them, as proxies for the undersigned, each with full power of substitution for and in the name of the undersigned to act for the undersigned and to consider and vote, as designated on the reverse, all of the shares of stock of Black Box Corporation (the "Company") that the undersigned is entitled to vote at the 2004 Annual Meeting of Stockholders of the Company to be held on Tuesday, August 10, 2004 at 12:30 p.m. Eastern Daylight Time at the offices of the Company at 1000 Park Drive, Lawrence, Pennsylvania 15055 on the following matters:

UNLESS OTHERWISE SPECIFIED IN THE SQUARES PROVIDED, THE PROXIES SHALL VOTE IN THE ELECTION OF DIRECTORS FOR THE NOMINEES LISTED AND FOR EACH OF THE OTHER PROPOSALS, AND SHALL HAVE DISCRETIONARY POWER TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

                (CONTINUED AND TO BE SIGNED ON THE REVERSE SIDE)

                        ANNUAL MEETING OF STOCKHOLDERS OF

                             BLACK BOX CORPORATION

                                 AUGUST 10, 2004

                            PROXY VOTING INSTRUCTIONS


MAIL - Date, sign and mail your proxy card in the envelope provided as soon as possible.

                                     - OR -

TELEPHONE - Call toll-free 1-800-PROXIES from any touch-tone telephone and follow the instructions. Have your control number and proxy card available when you call.

                                     - OR -

INTERNET - Access "WWW.VOTEPROXY.COM" and follow the on-screen instructions. Have your control number available when you access the web page.

                        COMPANY NUMBER
                                        ------------------------
                        ACCOUNT NUMBER
                                        ------------------------

You may enter your voting instructions at 1-800-PROXIES or www.voteproxy.com up until 11:59 PM Eastern Daylight Time the day before the cut-off or meeting date.

     - Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet. -

--------------------------------------------------------------------------------

 THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE NOMINEES LISTED AND
                      "FOR" PROPOSALS NUMBERS 2, 3 AND 4.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR
                   VOTE IN BLUE OR BLACK INK AS SHOWN HERE [X]


1. Election of six (6) Members of the Board of Directors:

                                     NOMINEES:
[ ] FOR ALL NOMINEES                 O William F. Andrews
                                     O Richard L. Crouch
[ ] WITHHOLD AUTHORITY               O Thomas W. Golonski
    FOR ALL NOMINEES                 O Thomas G. Greig
                                     O Edward A. Nicholson, Ph.D.
[ ] FOR ALL EXCEPT                   O Fred C. Young
    (See instructions below)









INSTRUCTION:   To withhold authority to vote for any individual nominee(s), mark
               "FOR ALL EXCEPT" and fill in the circle next to each nominee you wish to withhold, as shown here: [O]
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To change the address on your account, please check the box at
right and indicate your new address in the address space above.              [ ]
Please note that changes to the registered name(s) on the account may not be submitted via this method.
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
                                                         FOR    AGAINST  ABSTAIN

2.    The approval of an amendment to the 1992           [ ]      [ ]       [ ]
      Company Stock Option Plan to increase the
      number of shares authorized under the Plan
      and to limit the number of shares with
      respect to options or rights that may be
      awarded to any one person in any given year;

3.    The approval of an amendment to the 1992           [ ]      [ ]       [ ]
      Director Stock Option Plan to increase the
      number of shares authorized under the Plan;
      and

4.    Ratification of the appointment of Ernst &         [ ]      [ ]       [ ]
      Young LLP as the independent registered
      public accounting firm of the Company for
      the fiscal year ending March 31, 2005.


The Board of Directors has established the close of business on Friday, June 11, 2004 as the record date for the determination of the stockholders entitled to notice of and to vote at the Annual Meeting.

Signature of Stockholder                                     Date:
                         ----------------------------------        -------------

Signature of Stockholder                                     Date:
                         ----------------------------------        -------------


   NOTE: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.